Exhibit 10.6

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AS INDICATED BY [REDACTED] AND SEPARATELY FILED WITH THE COMMISSION.

Page 1 of 8

May 31, 2011

Mr. Michael Schmidt

Avis Budget Car Rental, LLC

6 Sylvan Way

Parsippany, N.J. 07054

Dear Mr. Schmidt:

This letter will confirm the agreement (“Agreement”) between Avis Budget Car Rental, LLC (“ABG”) and General Motors, LLC (“GM”) regarding ABG’s purchase or lease of GM 2012 model year vehicles under i) the 2012 MY Daily Rental Purchase Program, ii) the 2012 MY National Fleet Purchase Program, and iii) other incentive programs available to ABG.

The terms and conditions of this Agreement are as follows:

2012 MY Daily Rental Purchase Program (VN9)

1.	General Terms and Conditions:

a.	GM shall make available 2012 model year vehicles under the terms and conditions of GM’s 2012 Model Year Daily Rental Purchase Program. (Refer to Attachment 1.)

b.	ABG agrees to purchase or lease these GM vehicles from GM dealers in a mix which includes mostly GM’s higher priced models. (Refer to Attachment 3.)

c.	GM or its subsidiaries shall purchase tendered 2012 model year vehicles from ABG that qualify for purchase under the terms and conditions of GM’s 2012 MY Daily Rental Purchase Program. (Refer to Attachment 1 and 1C.)

2.	YT2 Flat Rate Program:

a.	GM shall make available the YT2 Flat Rate program for the vehicles noted in Attachment 3.

b.	YT2 volume must not exceed the volume and mix detailed in Attachment 3.

c.	All program parameters and rates for the YT2 Flat Rate program are detailed in Attachment 1D.

d.	This program is subject to the terms and conditions in Section 1.

3.	YT6 Flat Rate Program:

a.	GM shall make available the YT6 Flat Rate program for the vehicles noted in Attachment 3.

b.	YT6 volume must not exceed the volume and mix detailed in Attachment 3.

c.	All program parameters and rates for the YT6 Flat Rate program are detailed in Attachment 1D.

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Friday, July 29, 2011

d.	[REDACTED] units ordered with YT6 will receive an invoice credit as detailed in Attachment 1D. The credit, which will be visible on the invoice, will reduce the invoiced amount.

e.	ABG agrees that no more than [REDACTED]% of the total YT6 volume by model will be returned (as measured by the acceptance date in RIMS) between October 1 and December 31 in any given calendar year. ABG will reimburse GM at a rate of $[REDACTED] per unit on all returned units in excess of the [REDACTED]% limit.

f.	This program is subject to the terms and conditions in Section 1.

4.	Daily Rental Purchase Program Matrix Incentives:

a.	As long as ABG is compliant with its obligations under this Agreement to purchase, promote, and service the number of 2012 model year vehicles and in a vehicle mix, as described in Attachment 3, GM will provide ABG with a matrix incentive of $[REDACTED] per unit in addition to any incentives due under the terms and conditions of GM’s 2012 Model Year Daily Rental Purchase Program (Attachment 1).

b.	Payment of this incentive will be made upon submission of such vehicles in accordance with Attachment 4.

5.	ABG will provide to GM, at the beginning of each month, a four month schedule of anticipated vehicle returns. The schedule will breakout the vehicle returns by site for the current month, as well as the subsequent three months. Receipt of the information described in this section is a condition to pay incentives discussed in this Agreement.

6.	[REDACTED] Program:

a.	GM shall offer ABG a 2012 model year [REDACTED] Program. (Refer to Attachment 1R).

b.	ABG must submit [REDACTED]% of its total 2012 model year daily rental vehicle purchases (excluding any type of rejected turn-back vehicles) before GM will [REDACTED].

i.	This [REDACTED] requirement does not apply to the 2012 MY YT6 [REDACTED]

ii.	The [REDACTED] calculation will exclude all YT6 volume.

c.	GM agrees to provide [REDACTED] detailed in Attachment 2A in addition to [REDACTED] under the terms and conditions of GM’s 2012 Model Year Daily Rental Purchase Program.

d.	The payment will be made on a quarterly basis in the months of March, June, September and December in accordance with the terms set forth in Attachment 4.

2012 MY National Fleet Risk Purchase Program (VX7)

7.	General Terms and Conditions:

a.	GM agrees to offer ABG the availability of 2012 model year vehicles under the terms and conditions of GM’s 2012 M Y National Fleet Risk Purchase Program. (Refer to Attachment 2.)

b.	ABG will purchase or lease from GM dealers a minimum quantity of 2012 model year vehicles at the agreed upon mix. (Refer to Attachment 2A and 3.)

8.	National Fleet Risk Purchase Program Risk Incentives:

a.	As long as ABG is compliant with its obligations under this Agreement to purchase the number of units and in a mix described in Attachment 2A and 3, GM will provide ABG

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with Risk incentives as detailed in Attachment 2A, in addition to any incentives due under the terms and conditions of GM’s 2012 MY National Fleet Risk Purchase Program (Attachment 2). These Risk incentives are in lieu of other retail sales and fleet incentives.

b.	All uplevel minimum equipment incentives will be paid in September 2012 after purchase requirements have been verified by GM. (Refer to Attachment 2A.)

c.	Payment of these incentives will be made upon submission of such vehicles in accordance Attachment 4.

Provisions Applicable to Both Programs

9.	2012 Model Year Bonus:

a.	GM shall offer ABG a Model Year volume bonus for all 2012 model year units acquired under GM’s 2012 MY Daily Rental Purchase Program (Attachment 1) and GM’s 2012 MY National Fleet Risk Program (Attachment 2).

b.	GM will pay ABG the 2012 Model Year bonus amounts detailed in Attachment 3.

c.	This bonus is payable in September 2012 per the terms set forth in Attachment 4 excluding the electronic vin submission to RIMS.

d.	The total agreed upon volume as detailed in Attachment 3 must be entered into VOMS no later than April 20, 2012.

e.	All vehicle minimum equipment requirements must be met by carline and by program (VN9 or VX7) per the terms of the Minimum Equipment Attachments (Attachment 1A and 2A). If minimum equipment requirements are not met for the carline, the entire model year bonus for such carline will be forfeited for all volume purchased under that program. As an example, if minimum equipment requirements are not met for Impala then the bonus for all Impala models sold under the VN9 program will be forfeited, provided that GM can build the vehicles with the required minimum.

10.	In the event ABG chooses to cancel any order placed by ABG through GM dealers, at event code 3000 or greater, GM will assess a fee of $[REDACTED] per vehicle to be paid to GM upon demand. This fee will be waived if the current production week has been delayed more than three weeks from the original scheduled production week. Further, this fee will not apply if ABG chooses to redirect the shipment of any vehicles in event code 3000.

11.	All volume and mix requirements are subject to reasonable minor adjustments based upon mutual agreement between the parties. The mutually agreed upon production timing is detailed in Attachment 3A by month, by brand and by program.

a.	If either party cannot fulfill any terms of this Agreement due to events beyond its control, such as acts of God, labor disputes, and severe economic downturns, the party affected by the event shall promptly notify the other party and the parties will enter negotiations with the intent of minimizing the impact of the event on the business contemplated under this Agreement.

12.

ABG will place orders no more than [REDACTED]% or less than [REDACTED]% of a month’s production in any week provided GM can make such a production commitment. After two weeks of moving orders to event code 3000 for a given production period the orders will be deemed to comply with the limitation indicated above. All vehicle minimum equipment requirements will be placed for production on a monthly basis. Any vehicles

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which do not meet the minimum equipment requirements will not be paid the Model Year Bonus as provided in Section 9(e).

13.	ABG agrees that in all advertising and promotional materials, developed for its Avis brand during the 2012 Model Year (September 1, 2011 through August 31, 2012), Avis advertising will feature only GM products where any vehicle is featured or promoted. It is understood that vehicles will be moved between Rent A Car brands owned by ABG (i.e. “Avis” and “Budget”). When Avis advertising or promotional materials feature or promote a vehicle, a GM product shall be featured and promoted provided GM manufactures a vehicle in the advertised segment with a tag line substantially similar to the following:

“We feature (Trade name GM vehicle) and other fine GM vehicles”

This commitment will not apply to activities that are internet based. Refer to Attachment 5 for further guidelines relative to advertising and promotional materials. If GM is not represented in a given segment, or is represented but either GM chooses not to sell or ABG chooses not to purchase vehicles in that segment, ABG is free to promote a non-GM vehicle in that rental segment.

14.	If ABG purchases an existing Avis Licensee or substantially all of the assets of an existing Avis Licensee during the 2012 model year, and such existing Avis Licensee is a participating Avis Licensee under the terms of the Agreement between the Avis Licensee Association and GM for the 2012 Model Year (“ALA Agreement”), then GM agrees to accept an assignment to ABG of the purchase volume, mix, and monies identified in the Participation Form executed by the Participating Avis Licensee under the ALA Agreement, as long as the agreement is signed by the existing Avis Licensee, the Avis Licensee Association, if applicable, and ABG, and is in a form acceptable to GM.

15.	If ABG purchases an existing Budget Licensee or substantially all of the assets of an existing licensee during the 2012 model year, and such existing Budget Licensee is a participating Budget Licensee under the terms of the Agreement between the Car Rental Licensee Association and GM for the 2012 Model Year, then GM agrees to accept an assignment to ABG of the purchase volume, mix, and monies identified in the Participation Form executed by the Participating Budget Licensee under the Car Rental Licensee Association Agreement, as long as an agreement is signed by the existing Budget Licensee, the Car Rental Licensee Association, if applicable, and ABG, and is in a form acceptable to GM.

16.	ABG shall retain any documents or records relevant to vehicles purchased under this Agreement or any GM program and/or claims submitted for payment under this Agreement or any other GM program for two years after the close of the program. ABG agrees to permit any designated representative of GM to examine, audit, and take copies of any accounts and records ABG is to maintain under this Agreement. ABG agrees to make such accounts and records readily available at its facilities during regular business hours. GM agrees to furnish ABG with a list of any reproduced records.

17.

Part of the consideration for ABG’s entry into this Agreement is GM or its subsidiary’s continuing obligation to purchase vehicles from ABG in accordance with the terms of GM or its subsidiary’s 2011 Model Year Daily Rental Purchase Programs. Accordingly, it shall be a

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condition to ABG’s obligations to purchase vehicles under this 2012 Model Year Daily Rental Purchase Program Agreement at any time that GM or its subsidiary has performed its vehicle purchase obligations in all material respects with respect to eligible vehicles tendered by ABG under the terms of GM or its subsidiary’s 2011 model year Purchase Programs.

18.	GM shall make available to ABG a daily rental purchase program for the 2013 through 2015 Model Years. Refer to Attachment 7 for the Long Term Supply Agreement.

19.	ABG agrees that it shall hold harmless GM, its subsidiaries, affiliates, or agents from any and all liabilities arising from making available auctions which it may sponsor, promote, organize, or otherwise create as a facility for sale of vehicles by an authorized auctioneer for the benefit of ABG, except for the gross negligence or intentional misconduct by any of the indemnified parties.

20.	GM is hereby notified that ABG and its subsidiaries, AESOP Leasing L.P. (“AESOP Leasing”), Avis Rent A Car System, LLC. (“Avis”) and Budget Rent A Car System, Inc. (“Budget”), have engaged AESOP Exchange Corporation as a qualified intermediary (“QI”) for the purpose of facilitating a like kind exchange program under Section 1031 of the Internal Revenue Code of 1986, as amended. As such, ABG, AESOP Leasing, Avis and Budget have assigned to AESOP Exchange Corporation, acting in its capacity as QI, all of their rights, but not their obligations, in any existing manufacturer purchase agreements they may have with GM either for the purchase of replacement vehicles or after a qualifier term of use for the purchase of relinquished vehicles. This notification will apply to either all future purchases of replacement vehicles or the purchases of relinquished vehicles unless specifically excluded in writing.

21.	This Agreement is confidential between the Parties (ABG and GM) and is intended for the sole use of ABG and GM. This Agreement may not be disclosed to any person, other than a party’s parent, subsidiaries, AESOP Leasing, and their respective outside counsel and accountants and interested financial institutions and the SEC, except as required by legal process without the consent of the other Party. In the event of legal process, the Party served shall notify the other Party to allow them sufficient time to interpose legal objections to disclosure.

22.	Selected GM vehicles are equipped with OnStar. For details regarding notification of OnStar equipment and services, please refer to Attachment 6.

This Agreement shall in all respects be interpreted, enforced and governed under the laws of the State of Michigan, without regard to the conflicts of law and principles thereof.

This letter represents the sole agreement, regarding the subjects herein, between ABG and GM and can be modified only in a writing executed by an authorized representative of each of the Parties.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-665-1137

Friday, July 29, 2011

On behalf of General Motors, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

Please return a copy of this letter acknowledging your agreement to the above.

Very truly yours,

/s/ Brian J. Small	Date:	5/31/11
Brian J. Small
General Motors
General Manager, Fleet and Commercial Operations/NAIPC

/s/ Donald R. Johnson	Date:	6/11/11
Donald R. Johnson
General Motors
Vice President, U.S. Sales Operations

/s/ Edward J. Toporzycki	Date:	6/9/11
Edward J. Toporzycki
General Motors
Executive Director, Finance, U.S. Sales Operations

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-665-1137

Friday, July 29, 2011

/s/ Michael Schmidt	Date:	6/17/11
Michael Schmidt
Avis Budget Group, LLC
Senior Vice President – Fleet Services

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-665-1137

Friday, July 29, 2011

Attachments Key

Attachment 1	2012 MY Daily Rental Purchase Program Guidelines (VN9)
Attachment 1A	2012 MY VN9 Minimum Equipment Guidelines
Attachment 1B	2011 CY Turn-In Standards and Procedures
Attachment 1C	2012 MY VN9 Tier Program – Guidelines, Rates and Parameters
Attachment 1D	2012 MY YT2 Flat Rate Program – Guidelines, Rates and Parameters
Attachment 1E	2012 MY YT6 Flat Rate Program – Guidelines, Rates and Parameters
Attachment 1R	2012 MY [REDACTED] Program Guidelines
Attachment 1T	True Up Payments Calendar 2011 CY and 2012CY

Attachment 2	2012 MY National Fleet Risk Purchase Program Guidelines (VX7)
Attachment 2A	VX7 Minimum Equipment Requirements and Incentives

Attachment 3	2012 MY VN9 and VX7 Volume and Incentives
Attachment 3A	2012 MY Production Schedule

Attachment 4	Rental Incentives Payment Terms and Calendar

Attachment 5	Advertising and Promotion

Attachment 6	Onstar

Attachment 7	Long Term Supply Agreement for Model Years 2013 through 2015

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Friday, July 29, 2011

Page 1 of 5	Attachment 1 (GRP)

GENERAL MOTORS

2012MY DAILY RENTAL GUARANTEE RESIDUAL PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:

2012 Model Year Daily Rental Guaranteed Residual Program Guidelines for Daily Rental Customers (GRP)

Program Code: VN9

Program No. 01-12VN9GRP0-1

2.	PROGRAM DESCRIPTION:

This program makes available to General Motors dealers and qualified daily rental customers purchase information on selected 2012 model year passenger cars and light duty trucks sold and delivered by GM dealers to qualified daily rental customers and eligible for purchase by General Motors in accordance with these guidelines.

The following are not eligible for this program:

•	Preferred Equipment Group (P.E.G.)/Option package discounts

•	Van Conversions (including Hi-Cube and Step-Van) & Full Size Cargo Vans

•	Vehicles delivered from dealer inventory

A qualified daily rental fleet customer must have a General Motors Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive.

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:

Program Start Date:	Opening of 2012 model year ordering system

Program End Date:	When Dealers are notified that 2012 model year fleet orders are no longer being accepted by General Motors

In Service Period:

The In Service date is the Expiration in Transit date on the invoice plus five (5) days. Refer to Tier Program Parameters (Attachment 1C) and Flat Rate Program Parameters (Attachment 1D) for minimum and maximum in-service periods applicable to individual programs. All units to be purchased by General Motors under this program must be returned and accepted by July 31, 2014. Non-returned vehicles must remain in service a minimum of six (6) months (180 days) from in-service date. GM reserves the right to audit the daily rental customer to ensure compliance with the minimum six (6) month in-service requirement. Frame, fire, stolen, embezzled and/or water damaged vehicles which are ineligible for repurchase have no minimum in-service period. Documentation on these vehicles must be retained on file for audit purposes.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

All vehicles including non-returned vehicles supplied by GM under this agreement are subject to the export control laws and regulations of the United Sates (U.S.) and the daily rental customers and dealers shall comply with such laws and regulations.

4.	ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:

Eligible Models:

All new and unused 2012 GM models with the required minimum factory installed equipment levels specified in the Attachment 1A - Minimum Equipment Guidelines “MEG”, and processing options ordered for qualified daily rental customers for use as daily rental vehicles and delivered by GM dealers are eligible for this program.

Required Options for Order and Delivery:

All orders must contain the fleet processing option VN9 and the rental customer code to be enrolled in the Tier Program. Flat Rate programs will require an additional processing option. Refer to the Flat Rate Program Guidelines, Rates and Parameters (Attachment 1D) found in the rental customer’s contract for additional processing options. Vehicles must be ordered with minimum option requirements specified in the Minimum Equipment Guidelines (Attachment 1A - “MEG”). Processing Option VN9 will provide a net invoice - less holdback. Units ordered with option VN9 receive order date price protection (PRP).

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Friday, July 29, 2011

Page 2 of 5	Attachment 1 (GRP)

Dealer must take full responsibility for including the proper processing option on all orders. Should errors occur in the ordering of vehicles, resulting in diversions or reinvoicing, the dealer may be charged an administrative fee by GM.

All Orders must include the following:

a.	Valid GM FAN (Fleet Account Number)

b.	Option Codes: VN9 and rental customer code

c.	Order Type: FDR

d.	Delivery Type: 020 – Daily Rental

Dealer orders currently on hand or in the system that qualify for this program, and have the appropriate processing options, can be amended if they have not been released to production. This is the ordering dealer’s responsibility.

Units delivered to the rental customer’s drop ship sites must have the assigned rental customer code on the window label and delivery receipts must be checked to verify proper ownership of the vehicle. GM Customer Support should be contacted immediately regarding units delivered to the wrong drop ship site to determine the appropriate course of action. Units that were incorrectly delivered must not be placed into rental service. GM reserves the right to deny incentives on units in rental service that have been incorrectly delivered and accepted, or titled.

5.	COMPATIBLE INCENTIVES AND ALLOWANCE PROGRAMS:

Vehicles enrolled in the 2012 Model Daily Rental Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ), and any General Motors Dealer Rent A Car program.

FLEET CUSTOMERS (GM FAN HOLDERS)	YES/NO

GENERAL
GM MOBILITY	(MOB/MOC/R8L) N
SALESPERSON / SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD	(UDB) N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7) N
PRICE PROTECTION/ORDER DATE	(PRP) Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3) N
INTRANSIT INTEREST CREDIT	(C4C) Y

RENTAL
REPURCHASE	(VN9) X
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9) Y
RISK	(VX7) N
GM DEALER RENT-A-CAR	(FKR/FKL) N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS) N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP) N

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Page 3 of 5	Attachment 1 (GRP)

RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE) N
SMALL FLEET APR ALTERNATIVE	(XMC) N
GM’S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING	(TSI) N
MOTOR HOME INCENTIVE	(R7Y) N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H) N
RECREATIONAL VEHICLE INCENTIVE	(R6J) N
DEMO - LIGHT DUTY DEALER	(DEM/DEE) N
DEMO - LIGHT DUTY SVM	(DES) N
SIERRA FLEET PEG	(R7F/FLS) N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP) N

6.	METHOD OF PAYMENT:

When a vehicle accepted under the Daily Rental Guaranteed Residual Program is sold at auction, the auction will direct the net sale proceeds to the daily rental customer owning the vehicle, or to an assignee approved by GM. Net sale proceeds are equal to the gross sales price less auction sales fees/expenses and less the transportation expense. The daily rental customer will receive the net sale proceeds within 2 business days after sale of the vehicle. The net sale proceeds will be forwarded to the daily rental customer’s designated bank account via EFT. On a monthly basis, GM will process a true-up payment for each of the daily rental customer’s vehicles sold in the previous month. The true-up payment, calculated per vehicle, will be equal to the guaranteed repurchase price less mileage and damage charges allowed under the program guidelines and less net sale proceeds already transmitted. (See contract Attachments 1C and 1D for more details regarding mileage and damage charges.) GM will process the true-up payment on the 5th work day of each month and EFT the funds to the daily rental customer on the 7th work day. If the net sale proceeds of any vehicle exceeds the guaranteed repurchase price less GM charges allowed under the program guidelines, then the daily rental customer will refund the excess to GM by either an offset against other GM true-up payments or by a direct payment based on a manual invoice prepared by GM. The daily rental customer shall pay the direct payment within five (5) business days of receiving the invoice.

The daily rental customer and GM want correct payments made to the daily rental customer by the auctions upon the sale of such vehicles. GM will review the net sales proceeds before they are released and will stop the release only to correct for misdirected funds. If funds are misdirected by an auction, GM will either make a correcting payment or collect from the appropriate daily rental customer. The correction will be accomplished via invoicing and credit payment. As a convenience to the daily rental companies, GM will report the net sales proceeds on a daily, consolidated basis.

Buyback Provision - If a vehicle accepted under the Daily Rental Guaranteed Residual Program is unsold through the 90th day after acceptance, GM will transfer the vehicle from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program on the 91st day, unless GM receives instructions from the daily rental customer to the contrary by the 89th day pursuant to the Turn In Standards and Procedures (Attachment 1B, Section VII-H – Other). Upon transfer to the Daily Rental Acquisition Program, GM will initiate payment to the daily rental customer owning the vehicle for the full guaranteed repurchase price (less GM charges allowed under the program) within the BARS system. The daily rental customer will be paid in approximately 7 days. The daily rental customer will assign the title of such vehicle, or cause such title to be assigned, to GM on the 91st day after acceptance. GM will perform a weekly scan of the inventory with a run cycle to occur over the weekend to avoid mid-week program changes. If the number of vehicles in the Daily Rental Acquisition Program for any daily rental customer exceed 3% of their total accepted inventory (“Excess Amount”), then GM will instruct the auctions not to transfer vehicle titles to GM for these vehicles until the daily rental customer has received payment from GM for these vehicles so that the Excess Amount is eliminated. Once the daily rental customer receives payment for these vehicles, GM will instruct the auctions to transfer title to GM for these returned vehicles. This metric (3%) will be calculated on a weekly basis concurrent with the scan of inventory.

Late Auction Fees - If a vehicle accepted under the Daily Rental Guaranteed Residual Program is unsold through the 25th day after acceptance, GM will begin to accrue $3.00 per day per vehicle to the daily rental customer starting on the 26th day. On the 61st day after acceptance, the rate will increase to $4.50 per day

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Friday, July 29, 2011

Page 4 of 5	Attachment 1 (GRP)

per vehicle until the vehicle is either sold or transferred to the Daily Rental Acquisition Program. Amounts accrued will be paid monthly with the true-up payment.

Hawaii Vehicles - Due to the extended transportation time for Hawaii vehicles, Hawaii vehicles will be segregated in the GM system. The transfer of Hawaii vehicles from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program will be implemented at 120 days vs. 90 for these vehicles and Late Auction Fees will begin accruing at $3.00 per day for vehicles in inventory over 56 days and at $4.50 per day for vehicles in inventory over 91 days.

For payment purposes, Monday through Friday are considered business days except for GM recognized holidays and days GM is closed. General Motors does not staff or a process payment during any period of time General Motors is closed. Payment processing will not resume until General Motors officially returns to work.

7.	POLICY FOR CORRECTING VEHICLE PROGRAM STATUS:

Units can be moved from the tiered depreciation program to a flat rate depreciation program or vice versa if a request is submitted to GM Rental Sales before the unit is grounded in RIMS or before December 31, 2013, whichever comes first. Units may be moved upon verification and approval by General Motors. Vehicles will be invoice adjusted in BARS to reflect a change in program enrollment. BARS will electronically transmit an updated Enrollment Record to RIMS within three (3) business days acknowledging the change thoughout all GM systems. Some examples of acceptable situations are errors due to GM VOMS order editing tables and customer/dealer order entry (Note: Examples listed are not intended to be an inclusive list of acceptable reasons for change. Other reasons may also be valid).

General Motors will make every effort to accommodate requests to rectify errors in program status. General Motors cannot correct program status errors outside of its control. It is the responsibility of the rental customer to identify such problems and make request on a VIN detail basis prior to entering a grounding record in RIMS. Changes will not be considered after the vehicle has a valid grounding record.

Request for program change on 2012 model year vehicles must be made prior to December 31, 2013 and 15 business days prior to a valid grounding record in RIMS. No change will be considered on in-service vehicles outside of this policy.

8.	GENERAL PROGRAM GUIDELINES:

A.	General Motors defines a rental vehicle as:

a.	“The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for incentives.”

b.	If a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for incentives. General Motors may audit the rental customer to ensure compliance with this guideline.

B.	All eligible units must be delivered to the rental customer through a General Motors dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or individual are ineligible for payment.

C.	General Motors reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program guidelines. All moneys improperly paid will be charged back. Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement(s).

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Friday, July 29, 2011

Page 5 of 5	Attachment 1 (GRP)

D.	Optional equipment and, in special circumstances, certain standard equipment can be added to and deleted from GM vehicles during the ordering and manufacturing process by retail, fleet and rental customers. It is the rental customer’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle. Rental customers that use third party build specifications to promote the sale of their unit should be especially careful to ensure the accuracy of that data.

E.	General Motors reserves the right to cancel, amend, revise, or revoke any program at any time based on its sole business judgments. Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with General Motors.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT

CENTER AT 1-800-FLEET OP.

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Friday, July 29, 2011

Fleet & Commercial Operations

December 22, 2010

To:	All Daily Rental Companies and Inspection Providers

Re:	2011 CY Rental Return Program Guidelines

Implementation Date: January 3, 2011

General Motors is pleased to announce the 2011 CY Rental Return Program Guidelines. Please note the changes and additions from the 2010 Guidelines are shown in bold print in the guideline document.

The 2011 Rental Return Program Guidelines feature an increase in the Damage Deductible amount from $400 to $450. A summary of the changes and clarifications are as follows:

NEW ITEMS AND CHANGES

•	Damage deductible amount changed from $400 to $450.

•	A clarification of MET charges for integral Keyless Remote and key on page 13.

•	MET Codes were removed for 13 inch tires and non-electronic ignition and trunk keys.

•	The GM Holiday section and Vehicle Categories are updated for 2011.

•

There are numerous address changes for turn back yards that are shown in red print to aid in identifying these changes located in Exhibit E. These changes have all been previously communicated via bulletin.

•	Excessive hail damage inspection process has been added to Paintless Dent Removal in Exhibit B.

•	The tire replacement chart will be sent as soon as it is available in early 2011.

Many of these revisions to the return program guidelines are a result of rental customer input, competitive analysis and lessons learned from customer / GM site visits during the 2010 calendar year. Through these continuous improvements, our customers will experience superior value and fairness in the 2011 CY General Motors Rental Return Program.

If there are any questions, please contact your lead representative in General Motors Remarketing.

Tom Martin	Avis / Budget and Licensees / SGS	313-667-6434
Sandy Grinsell	Enterprise / Vanguard Car Rental / Hertz / and Licensees	313-667-6437
Audre Walls	Independent Rental accounts / CT Axis / Inviso	313-667-6444

John Pruse

Manager, Rental Customer Support and Inspection Development

General Motors Fleet & Commercial Operations Used Vehicle Activities	Tower 100 – 19th floor Mail Code 482-A19-B36	P.O. Box 100 Detroit, MI 48265-1000

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

2011 CY Turn In Standards and Procedures	1
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

The interpretation of these Guidelines is solely the discretion of General Motors. LLC (or “GM”).

The Daily Rental Guaranteed Residual Program is available to the major rental accounts (Avis Budget Group, Enterprise Holding and The Hertz Corporation), including its eligible affiliates as agreed to in writing by GM, a “Major Daily Rental Company”. Under the Daily Rental Guaranteed Residual Program, vehicles will continue to be returned by a Major Daily Rental Company to an approved GM turn-in site where they will be inspected and accepted by GM for inclusion in the Daily Rental Guaranteed Residual Program.

Notwithstanding anything contained in this Attachment 1B and the 2011MY Daily Rental Purchase Program, all vehicles turned-in by a Major Daily Rental Company to GM under the Daily Rental Guaranteed Residual Program will continue to be owned by such Major Daily Rental Company and such Major Daily Rental Company shall continue to be the legal owner of such vehicles until the earlier to occur of the sale of such vehicles to automotive dealers or the sale to GM through transfer to the Daily Rental Acquisition Program. Prior to any such sale, possession of such vehicle and its title is not intended to and does not constitute transfer of legal title to or an ownership interest of any kind in such vehicle.

I.	GENERAL CONDITION STANDARDS

A.	Vehicle Return Requirements

1.	Vehicle must be returned washed and vacuumed. Vehicles with dirty interiors including newspapers, cups and other trash will be charged a $35 Dirty Interior MET Fee.

a.	The dirty interior charge will be used when the interior of the vehicle is littered with trash. Excessive trash in the vehicle such as cups, bottles, newspapers, food bags, roadmaps, etc that would hinder interior inspection would be assessed the $35.00 dirty interior MET charge.

b.	One of the following items will be allowed at no charge, 1) gum wrapper 2) Plastic bottle / bottle cap 3) straw or straw wrapper.

c.	General Motors’ expectation of a vehicle’s condition, when returned by the rental company, is that it will be in the same condition as it is when provided to a rental customer.

d.	This modification is on a pilot bases only, and will be reviewed periodically for behavior that requires return to the original Dirty Interior Guideline.

2.	Vehicles with an exterior that is too dirty to inspect will be gate released to the rental account for washing. When the vehicle is returned and inspected a $75.00 re-inspection fee will be charged.

3.	Vehicles must have a minimum 1/4 tank of gasoline with the exception of Hawaii vehicles, which cannot exceed a 1/4 tank of gasoline.

4.	Emission labels are required to be in place and legible on all vehicles returned to General Motors. Vehicles without an emission label will be Currently Ineligible and gate released to the rental account. A $75.00 re-inspection fee will be charged when the vehicle is repaired and returned.

5.	Vehicles must have two (2) sets of keys, all owner manuals, floor mats, and programmed keyless remotes/key fobs and all other remotes, included as original equipment.

2011 CY Turn In Standards and Procedures	2
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

6.	General Motors Vehicles store the vehicle mileage in one of two locations, either the vehicle’s Instrument Cluster or the Body Control Module, BCM. Vehicles with the mileage stored in the BCM can be restored using the Tech 2 scan tool and a code supplied by GM Techline, refer to the appropriate GM Shop Manual for complete instructions. Rental accounts with General Motors Warranty In-shop facilities may be able to restore the mileage after a BCM replacement with the proper training and tools. For vehicles with the mileage stored in the Instrument Cluster, the mileage will be restored by the AC Delco Service Center prior to returning the cluster to the customer. Vehicle mileage restoration MUST be done at the time of the repair as the stored information must be recovered and transferred to the new / replacement part. If any of the above repairs cannot be properly completed by the rental account’s service department, the vehicle must be taken to the appropriate GM dealer for repairs. Vehicles with 0 mileage or a mileage statement will no longer be accepted for return to General Motors.

7.	A vehicle must comply with all aspects of the applicable program parameter guidelines or it is not eligible for return.

8.	Each vehicle and all accessories shall be in sound mechanical and electrical operating condition. Repair of these items must be made prior to turn-in or the vehicle will be rejected.

9.	All warranty and campaign claims should be completed prior to returning the vehicle to General Motors. Failure to complete warranty and/or campaign claims may render the vehicle Currently Ineligible. A $75.00 re-inspection fee will be charged when the vehicle is returned. Vehicles released for warranty, mechanical or campaign repairs will not be required to repair existing body damage to bring the vehicle to $0.

10.	Any vehicle equipped with supplemental inflatable restraints (S.I.R.) including driver, passenger or side airbags that have been deployed, missing or otherwise disconnected, must be replaced with the approved OEM replacement and must meet GM standards prior to turn-in.

B.	Title, Registration, Tax, VIN Plate

1.	A vehicle submitted with a COV (Certificate of Origin for a Vehicle) or a branded title, is not eligible for return under the Daily Rental Guaranteed Residual Program.

2.	All vehicles must have a valid and current registration at the time of acceptance. State and local taxes must be paid prior to turn-back. The Major Daily Rental Company must comply with State regulations pertaining to proof of payment for State and local taxes.

3.	Titles for all turn-in vehicles for the Daily Rental Companies must be received by the SGS Title Center within three (3) business days of vehicle turn-in to the address shown below. The vehicle turn-in date is considered the first day. See Exhibit I for detailed title shipping instructions.

SGS Title Center

9805-C North Cross Center Court

Huntersville, NC 28078

Phone: 704-997-1082

FAX:   704-997-1090

4.	The vehicle’s Vehicle Identification Number Plate (VIN) must be readily and completely readable and properly attached to the dash panel. Any obstruction causing a portion of the plate to be covered is not acceptable.

5.	The plate must be flush and secure with the rivets intact and tight.

2011 CY Turn In Standards and Procedures	3
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

6.	The plate cannot be bent, cracked or torn and the rivets cannot be damaged in any manner.

7.	Bent or loose VIN plates cannot be repaired or replaced. General Motors cannot replace a VIN plate or the rivets used to attach it to the dash panel.

8.	VIN plates not meeting these criteria will render the vehicle Permanently Ineligible for this Program.

9.	The Major Daily Rental Company must remove each vehicle at an auction or turn-in site if the title for such vehicle is not received within 30 days of the turn-in date. The vehicle will be Currently Ineligible and will be assessed a re-inspection fee if / when it is returned.

10.	Titles for vehicles returned by a Major Daily Rental Company to GM under the Daily Rental Guaranteed Residual Program shall be delivered to SGS on behalf of such Major Daily Rental Company as owner, at the SGS Title Center in preparation of, and in order to facilitate, such sale on behalf of such Major Daily Rental Company.

11.	The Major Daily Rental Companies, as owners of the vehicles, will provide Power of Attorney to the SGS Title Center and to auction companies designated by GM to facilitate the assignment of Major Daily Rental Company-owned vehicle titles to eligible automotive dealers or to GM.

12.	SGS and approved Auction Companies shall assign and/or transfer Title to each such vehicle on behalf of the applicable Major Daily Rental Company only upon the sale of such vehicle to an automotive dealer or the purchase of such vehicle by GM following the transfer of such vehicle from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program.

13.	For vehicles sold to automotive dealers, the title will be assigned directly from the Major Daily Rental Company to automotive dealers.

C.	Vehicle Damage and Disclosure Requirements

1.	The GM Disclosure Policy mandates that all prior damage and repairs must be electronically disclosed prior to turn back, excluding warranty repairs performed by the Daily Rental Company or a GM Dealer.

2.	The electronic disclosure must be checked in the appropriate box (Yes or No), confirming or denying previous damage. Failure to disclose previous damage at turn-in will be grounds for rejecting the vehicle.

3.	Collision damage must be disclosed and be supported by repair orders, if requested by the inspection provider on behalf of General Motors.

4.	Repair orders must accurately reflect all work performed and include all associated repair costs.

5.	The inspection provider, on General Motors behalf, will request a Repair Order when:

a.	Previous repaired damage noted during the inspection does not agree with the disclosure.

b.	The dollar amount disclosed appears too high or low based on the visual inspection.

c.	The disclosed damage areas and the disclosed repair amount appear significantly out of line.

d.	There should be no other arbitrary rule or guideline, such as any damage over $XXX amount or with damage to X number of body panels used as a basis for requesting R.O.’s.

2011 CY Turn In Standards and Procedures	4
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

6.	Requested repair orders must be received by the inspection provider within two business days of the request for the rental account to maintain their original turn in date. Requested repair orders not received by the inspection provider within seven (7) business days will cause the vehicle to be deemed Currently Ineligible and must be gate released and removed from the yard until the repair order is available. A $75.00 re-inspection fee will be charged when the vehicle is returned with the requested repair order.

D.	Damage Allowance, Existing Damage and Previous Repairs

1.	GM will absorb the cost of repairs on those vehicles returned with $450 or less existing damage.

2.	GM will charge the Daily Rental Company for current damage in excess of the $450 damage allowance plus a service fee. The service fee will be applied as follows:

AMOUNT IN EXCESS OF $450	SERVICE FEE
$0 TO $99.99	$	EQUAL TO AMOUNT OVER 450
$100.00 TO $1,099.99		$100
$1,100.00 TO $1,599.99		$200

3.	Vehicles with existing damage exceeding $2,000 are not currently eligible for return.

4.	Prior repairs cannot exceed $2,250 for Category 1 vehicles, $2,750 for Category 2 vehicles, $3,250 for Category 3 vehicles and $4,250 for Category 4 vehicles. These amounts exclude costs related to vehicle glass, tires, wheels, wheel covers, Supplemental Inflatable Restraint (SIR) system components, “Loss of use” and towing charges. Vehicles exceeding these maximums are not eligible for turn-in. See Exhibit A - Vehicle Categories / Prior Repair Limits.

5.	Vehicles with “Poor Prior Repairs” of $700 or less, GM will accept the vehicle and charge the estimated repair cost to the Daily Rental Company under the MET program. Vehicles with “Poor Prior Repairs” exceeding $700 will be considered “Currently ineligible” and released to the Daily Rental Company.

6.	If a vehicle is identified as “currently ineligible” as a result of a mechanical, warranty / campaign, unacceptable glass or mis-matched tires, etc. GM will allow the unit to be gate released, repaired for these reasons only, and returned for acceptance consideration. If the returned vehicle has had partial repairs on any chargeable damage identified when it was originally inspected, the entire vehicle must be repaired to no more than $100 in chargeable current damage. A $75 Re-inspection Fee will apply.

7.	Missing equipment will not be included as part of the chargeable damage allowance, but will be charged per the Missing Equipment Program (MET, refer to Section IV).

E.	Vehicle Maintenance

1.	Vehicles must be maintained as described in the Vehicle Owners Manual. Failure to comply will result in permanent rejection of the vehicle. The repair/replacement of an engine or transmission failure that is due to non-compliance of vehicle maintenance will be chargeable to the Major Daily Rental Company whether at acceptance/receipt or sale. An authorized representative for General Motors will conduct inspections.

2011 CY Turn In Standards and Procedures	5
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

II.	NORMAL WEAR AND TEAR

Listed below is the nomenclature commonly used to describe degree of damage in inspection reporting.

A.	GLOSSARY OF TERMS – “General Description”

1.	Abrasion – A lightly scratched or worn area of the finish, either paint, clear coat, or chrome, that does not penetrate to the base material of the part or panel.

2.	Chip – Confined area where paint has been removed from the surface, usually not larger than 1/8 inch, for purposes of these return guidelines.

3.	Dent – A depression of any size in the panel material whether metal, composite, or other, with or without paint damage.

4.	Ding – A small dent an inch or less in diameter with or without paint damage.

5.	Gouge – An area where the damage has penetrated the finish and removed a portion of the base material of the part or panel.

6.	Scratch – A cut in the surface, of any material, that may or may not penetrate the finish.

7.	Scuff – A worn or rough spot that is deep enough to disturb the base material of the part or panel but does not remove any base material.

B.	SHEET METAL AND PAINT

The following are acceptable return conditions and applicable charges. For Paintless Dent Removal (PDR) criteria see Exhibit B.

1.	Maximum of two dents per panel that are individually no larger than one (1) inch in diameter, does not break the paint, and qualifies for Paintless Dent Removal (PDR) are non-chargeable.

2.	Scratches in the clear coat that do not penetrate to the color coat, and do not catch a finger nail, are non-chargeable.

3.	Chips to door, hood or deck lid edges that do not reach flat panel surfaces are non-chargeable.

4.	An appearance fee and PDR may be used on the same panel.

5.	One dent that qualifies for PDR that contains one chip inside the dent. The chip must be no larger than one-eighth (1/8) inch in diameter and cannot exhibit any spider cracks around the chip. This damage would be charged $50 for the PDR and $20 Appearance Charge for the chip, totaling $70.00.

6.	ALL PANELS EXCEPT HOOD

a.	One to three chips, individually no larger than one-eighth (1/8) inch in diameter are no charge.

b.	Four to six chips per panel will be charged the $20 appearance charge.

c.	Over six chips per panel will require a minimum of a panel refinish.

2011 CY Turn In Standards and Procedures	6
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

7.	HOOD PANEL

a.	Maximum of six chips to the leading edge (first 5 inches) of the hood, individually no larger than one-eighth (1/8) inch in diameter, and / or up to three chips on the remainder of the hood at no charge.

b.	Up to 10 chips in the leading edge of the hood and / or up to six chips on the remainder of the hood will be charged a $40 appearance charge.

c.	Over ten chips in the leading edge of the Hood and / or over six chips on the remainder of the Hood will require a minimum of a hood panel refinish.

d.	Scratches that individually do not exceed 1/4 inch in length may be used in any combination with chips but not to exceed the quantities shown above.

HOOD PANEL CONDITIONS

HOOD – LEADING EDGE, FIRST 5”	HOOD – ALL BUT LEADING EDGE	CHARGES
Maximum of 6 chips / scratches	Maximum of 3 chips / scratches	Non-Chargeable
Maximum of 10 chips / scratches	Maximum of 6 chips / scratches	$40.00 Appearance fee
Greater than 10 chips / scratches	Greater than 6 chips / scratches	Hood Panel Refinish

See B. Sheet Metal and Paint above for additional details.

8.	Chips and scratches, that exceed the guidelines outlined above, will be charged for Panel Refinish.

9.	Vehicles with damage confined to either the upper or lower half of a panel may qualify for a partial panel repair. A partial panel repair can only be considered when there is a clean break between the upper and lower portion of the panel. A clean break is defined as a body side molding, cladding, etc. that runs from one end of the panel to the other with no gaps at either end. Body lines are not a clean break and partial panel repair does not apply.

10.	A partial Deck Lid / Lift gate repair has been added for an area below a molding that goes from end to end on the Deck Lid or Lift gate. An example would be the Chevrolet Impala with an area of approximately 2 inches below the Deck Lid Molding. This is not a spot repair and cannot be used above the molding.

11.	The floor of a pick-up truck box is considered one panel and is covered by the above guideline of two dents per panel no larger than (1) inch that does not break the paint. One dent to each wheelhouse no larger than (1) inch, that does not break the paint, is acceptable. Paintless Dent Removal cannot be used on the floor or wheelhouse of a pick-up truck.

C.	CONVERTIBLE TOPS

The following are acceptable return conditions with regard to convertible tops:

1.	Stains that can be removed by normal reconditioning.

2.	Abrasions that are not visually offensive.

3.	Top structure must be operational and not damaged.

D.	FRONT AND REAR BUMPERS

Bumpers will be inspected from a standing position.

The following are acceptable return conditions with regard to front and rear soft painted bumper fascia and textured bumpers:

2011 CY Turn In Standards and Procedures	7
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

1.	A maximum of two dents, no larger than one inch that do not break the paint are no charge. Dents that encroach on the edges of the license plate pocket and impressions of screw heads would continue to be chargeable damage.

2.

Maximum of two scratches per bumper that are no longer than two (2) inches and no wider than  1/4 inch or, one scratch no longer than four (4) inches and no wider than  1/4 inch that penetrates the color coat, exposing the black bumper material, but not penetrating the black bumper material requiring filler are non-chargeable.

3.	Minor indentations in the rear bumper cover, directly below the trunk opening, without paint damage are non-chargeable.

4.	An appearance charge of $20 will be assessed for minor chipping along the edge of the rear bumper below the deck lid / lift gate that does not remove the base material. This would be damage from dragging items from the trunk across the top of the bumper.

5.

On bumper covers with no other damage, one to three chips 1/8 inch or less per bumper cover are no charge. Four to six chips 1/8 inch or less per bumper cover charged for $20 appearance fee. Over six chips per bumper cover will require a minimum of a partial bumper repair. Scratches that individually do not exceed  1/4 inch in length may be used in any combination with chips but not to exceed the quantities shown above.

2011 CY Turn In Standards and Procedures	8
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

BUMPER CONDITIONS

CHARGES
FRONT OR REAR BUMPER FASCIA
A maximum of two dents, no larger than one inch that do not break the paint	Non-Chargeable
Maximum of two scratches per bumper no longer than 2” and no wider than 1/4” or, one scratch no longer than 4” and no wider than 1/4 inch	Non-Chargeable
Minor indentations in the rear bumper cover, directly below the trunk opening, without paint damage	Non-Chargeable
An appearance charge will be assessed for minor chipping along the edge of the rear bumper below the deck lid / lift gate that does not remove the base material	$20.00 Appearance Fee
BUMPER COVERS WITH NO OTHER DAMAGE
Maximum of 3 chips / scratches per bumper	Non-Chargeable
Maximum of 6 chips / scratches per bumper	$20.00 Appearance Fee
Greater than 6 chips / scratches per bumper	Minimum Partial Bumper Repair

See D. (Front and Rear Bumpers) above for additional details.

6.	The front and rear bumper fascia may be mis-aligned due to a low impact collision. A charge of $50.00 has been added for the front and rear bumper to re-attach any disconnected fasteners and align the bumper fascia when no other damage is present. This repair cannot be used for a poor previously repaired bumper, only minor misalignments without paint damage.

7.	Damage on the underside of the bumper, observed during the undercarriage inspection, other than breakage, will not be chargeable. Cracked or broken bumpers, regardless of location, will remain chargeable as a repair or replacement.

8.	Partial bumper repairs may be charged using the following criteria for either painted or textured bumpers:

a.	A partial bumper repair can be performed on a rolling third or 33% of the bumper. The damage can be anywhere on the bumper as long as it is confined to an area equal to a continuous third of the bumper’s length.

b.	Partial bumper repairs cannot be used for vehicles utilizing paints commonly referred to as pearl or tri-color due to color matching concerns.

c.	The $20 appearance fee may be used on bumpers in conjunction with a partial bumper repair if the damage is located on different areas of the bumper. (Example) The partial bumper charge can be assessed for damage to the center of the bumper and an appearance fee for minor chips on the left end of the bumper eliminating the need to charge for a full refinish.

9.	Cracked or punctured bumper fascia’s will be charged a minimum partial bumper repair fee of $125.00 for painted bumpers and $175.00 for textured bumpers per the parameters below.

a.	Crack(s) in the bumper, not exceeding a total combined length of four (4) inches in total, or a puncture not exceeding the diameter of a U.S. quarter.

b.	A maximum of two dents, individually not exceeding two (2) inches in diameter and confined to 1/3 of the bumper area.

2011 CY Turn In Standards and Procedures	9
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

10.	Bumpers that are both painted and textured or two tone will be treated as separate chargeable bumpers and charged the full repair amount for each panel if the damage follows the above guidelines.

11.	License plate screw holes in the front bumper cover used to attach the license plate to the bumper, without the proper bracket, will be charged a minimum of a partial bumper repair at $125.00.

12.	Metal bumpers, either painted or chrome.

a.

A maximum of two scratches or chips per bumper that are no longer than two (2) inches and no wider than  1/4 inch or, one scratch no longer than four (4) inches and no wider than  1/4 inch that penetrates the color coat, that would not require filler are acceptable at no charge.

b.	A maximum of two (2) dents that are individually no larger than one (1) inch in diameter and do not damage the paint or chrome will be charged $100.00.

c.	Damage exceeding the above criteria will be charged for a bumper replacement including damage that removes any chrome plating on a metal bumper.

E.	TIRES

The following are acceptable conditions regarding all tires including full size spare tires which must meet the same inspection criteria as a road tire:

The space saver spare tire used on most General Motors vehicles does not fall into the same criteria as the four road tires. The space saver spare must be in the vehicle, inflated and undamaged. The minimum 5/32 inch tread depth requirement does not apply. They also may not be the same make as the road tires.

1.	All tires must have 5/32 inch or better original tread across all primary tread grooves without any exposed belts. All tires must match by size, make and type.

2.	Only GM original equipment tires or GM approved replacement tires are acceptable. Refer to Exhibit F - GM Approved 2009 Replacement Tire Table.

3.	When the replacement tire shown in Exhibit F is not available the first step should be to contact the tire manufacturer through their Customer Assistance phone number. This information is located in the Tire Warranty Book included with the vehicle’s warranty information. If the replacement tire cannot be located a replacement exhibiting the same TPC code as the original tire may be used, however, all tires must match by size, make and type.

4.	Tires without a TPC rating or when another manufacturer cannot supply the same TPC rated tire, any other OE supplier shown on Exhibit F can be used as long as the tire matches the original by size, load rating and speed rating. The same rule as above will apply, all four tires must match by size, make and type.

5.	Tires with mushroom-type plugs, installed from the inside out, in the tread only, are acceptable. All other plugs / patches are not acceptable. General Motors reserves the right to charge the Daily Rental Company via the MET Tire Program for any unacceptable plugged tire found and replaced prior to the sale of the vehicle, with no right to review.

6.	Exhibit G - MET Tire Program, provides details for tire replacement under the MET program. This program is available to Daily Rental Companies at their discretion.

2011 CY Turn In Standards and Procedures	10
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

F	WHEELS, COVERS AND ALUMINUM WHEELS

Refer to Exhibit J for GM approved wheel repairs.

Wheel description and nomenclature

1.	Stamped Steel Wheel – A base wheel usually painted black which utilizes a hub cap or wheel cover.

2.	Aluminum / Alloy Wheel – A wheel made of aluminum or aluminum alloy. These wheels are typically coated with either, 1) clear coat 2) paint with or without clear coat 3) polished and clear coated or 4) chrome plated.

The following are acceptable return conditions for aluminum / alloy wheels, stamped steel wheels, and wheel covers with any appropriate charges. See Exhibit J. for additional information:

1.	Description of non-chargeable conditions.

a.	The face of the wheel cover or wheel may have a maximum of two (2) light scratches or scuffs to the surface not penetrating through to the base material that are no longer than 1 1/2 inches and no wider then 1/4 inch.

b.	Light scratches or scuffs within one inch of the outside edge of the wheel or wheel cover are acceptable, provided they do not, in total, exceed one-third (1/3) the circumference of the wheel.

2.	A $50 MET Appearance Charge will be assessed for abrasions and scratches, exceeding those outlined in number one above, that do not remove material or distort the outer edge of the wheel.

a.	Damage must be limited to the outer one (1) inch of the edge of an Aluminum or Alloy wheel that can be removed with light sanding.

b.	The damage cannot, in total, cover more than 25% of the wheel’s rim area.

3.	Scratches, scuffs or gouges that remove material or distort the outer edge of the wheel can be repaired. The following prices apply to aluminum, alloy and chrome plated steel wheels as shown in Exhibit J.

a.	All car and truck aluminum / alloy with clear coat or painted surface $165.00,

2011 CY Turn In Standards and Procedures	11
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

b.	All car and truck chrome plated aluminum / alloy or steel $205.00.

c.	All car and truck brightly polished aluminum $235.00.

4.	Gouges of the base material in the center or spoke area of the aluminum / alloy wheel are not repairable and must be charged for a replacement.

G.	VEHICLE LIGHTING

The following are acceptable return conditions with regard to vehicle lighting:

1.	All lights/lamps must be operational. (Front, Rear, Side and Interior)

H.	INTERIOR SOFT TRIM AND CARPETS

The following are acceptable return conditions with regard to interior soft trim and carpets:

1.	All stains which can be removed by normal reconditioning are non-chargeable.

2.	Maximum of one (1) burn that is not larger than one-quarter (1/4) inch in diameter and not through the backing material is non-chargeable.

3.	For tears or cuts in leather, vinyl or cloth, on soft interior trim panels, the following damage charges will apply.

a.	$100.00 for tears or cuts not longer than two inches in leather or vinyl.

b.	$70.00 for tears or cuts not longer than two inches in plain cloth, with no pattern.

c.	For tears or cuts up to four inches the damage charge is $125.00 for leather or vinyl and $90.00 for plain cloth, with no pattern.

d.	The above repairs cannot be utilized if the damage crosses a seam in the material.

e.	Damage exceeding the above criteria will require a trim panel part replacement.

4.	Carpet stains that require bleaching and dying of the carpet will be charged $65 per section, ie. right front, left front, etc.

5.	Torn or punctured carpet may be repaired using the following pricing:

a.	$50 charge for a puncture not exceeding 3/4 inch in diameter.

b.	$125 charge for a tear not exceeding two (2) inches in length.

6.	Damage exceeding the above defined conditions, in number 4 and 5 above, will require carpet replacement.

A.	CARPET RETAINERS/ SILL PLATES

The following are acceptable return conditions with regard to carpet retainers/sill plates:

1.	Carpet retainers and sill plates must be in place.

2.	Minor surface scuffs/scratches are acceptable.

B.	VEHICLE GLASS

1.	The following are acceptable return conditions with regard to rear windows, side / door windows, and any stationary glass:

2011 CY Turn In Standards and Procedures	12
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

a.	Minor pinpoint chips or vertical scratches in the side / door glass will be acceptable and noted in the non-chargeable portion of the AD006.

b.	Minor pinpoint chips to any stationary or rear glass are acceptable as a non-chargeable condition.

c.	Any damage more severe than stated above will render the vehicle Currently Ineligible and must be released to the rental account for repair.

Only windshields can be charged as a MET Program replacement. Door, side and rear windows cannot be charged as current damage and must be considered Currently Ineligible and released to the rental account for repair. A $75.00 Re-inspection Fee will be charged upon the vehicle’s return.

2.	Windshield

a.	Pinpoint chips are non-chargeable providing the glass is not sandblasted. Sandblasted glass is defined as a series of pinpoint chips in a concentrated area.

b.	Four (4) chips (without legs) from one-eighth (1/8) inch not to exceed three sixteenth (3/16) inch are non-chargeable providing no more than two (2) chips reside in the driver’s side wiper area.

c.	Chips (without legs) one-eighth (1/8) inch or less located within one (1) inch inbound from the “Frit Band” (windshield outer perimeter darkened area) are non-chargeable.

d.	General Motors will not accept glass that has been repaired. Only OEM glass is acceptable (see Exhibit H: GM Windshield Glass Manufacturers.)

e.	Damaged windshields may be replaced under the terms of the MET program.

3.	General Motors reserves the right to charge the Major Daily Rental Company $220 for each windshield replaced at auction prior to sale of vehicle where previously written as “chipped no charge”, with no right to review.

III.	ORIGINAL EQUIPMENT, AFTERMARKET EQUIPMENT AND ACCESSORIES

A.	Original Equipment - All original equipment and accessories noted on the factory invoice must be on the vehicle. All missing parts (such as body side moldings, wheel covers, trunk mat, spare tire, correct rear van seats, jack and wheel wrench) are to be replaced prior to return and must be original GM equipment. All OEM options and accessories must be installed on the vehicle prior to being placed in daily rental service.

B.	After-Market Equipment - Any after-market parts or accessories i.e. GPS / navigational systems, pick-up truck bed liners, running boards, etc. installed by the rental account or their agent must have prior GM Remarketing approval prior to installation. Drilling, electrical modifications, etc. without prior approval will render the vehicle permanently ineligible. Pick-up truck bed liners, running boards, etc. must be left on the vehicle at turn back.

2011 CY Turn In Standards and Procedures	13
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

IV.	MISSING EQUIPMENT PROGRAM (MET)

A.	The Missing Equipment Program (MET) is designed to expedite turn-in by allowing the Daily Rental Company to pay for select missing parts or accessories as determined by GM Remarketing (refer to Exhibit C), as opposed to the Daily Rental Company replacing the part or accessories. MET items will be deducted from the repurchase payment to the Daily Rental Company. MET items will not be included as part of the $450 chargeable damage allowance (Refer to Section I-D, Damage Allowance).

B.	Vehicles turned in with one or all the mats missing, on vehicles so equipped, will be assessed a MET charge for missing mats or for the set if none are returned with the vehicle. All 2005 and subsequent model year vehicles will be assessed the appropriate MET fee for any missing floor mats. Floor mats are required per the “Minimum Equipment Requirements” for all model year vehicles.

C.	Keyless remote / key fobs must be operational. Key fobs that are not functional will be charged $30.00 for re-programming. Missing key fobs will be assessed the programming fee, which is included in the Met fee for the missing key fob(s). Missing keys utilizing an integral Keyless Remote and key will be charged the Keyless Remote MET charge as they are not serviced separately.

V.	VEHICLE INTEGRITY

A.	Damage which compromises the integrity of the vehicle, repaired or not, will be grounds for rejecting the vehicle as a permanent reject. Minor damage that has not been repaired (i.e., small dents, scrapes, or scratches) which does not compromise the structural integrity of the vehicle is acceptable on the following components:

1.	Floor Panel / Trunk Floor

2.	Mid – Rail Assembly (See Exhibit D, Part 1)

3.	Outer Rocker Panels / Pinch Welds

4.	Frame Rails / Rail Extensions

5.	Sub-Frame Assemblies (Engine Cradles) (See Exhibit D, Part 2)

B.	Total time for Frame Set-up and Measure of 2.0 hours or less and 1.5 hours or less for any cosmetic repairs is acceptable, on the following components, provided there is no structural damage and the repairs meet GM standards:

1.	Frame Rail / Rail Extensions

2.	Apron / Upper Reinforcements

3.	Cowl Panel

4.	Hinge / Windshield “A” Pillar

5.	Center / “B” Pillar

C.	The cosmetic repair time shown above is just that, cosmetic. This may include aligning the ends of the frame rails to align the bumper, etc. Pulling or sectioning frame rails, doorframes, and pillars are not acceptable repairs for rental vehicles being turned back to General Motors. A cosmetic repair to frame rails does not include adding body filler / Bondo. This practice will permanently reject the vehicle.

2011 CY Turn In Standards and Procedures	14
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

D.	Repaired damage or replacement of the following components is acceptable:

1.	Radiator Core Support

2.	Frame Rail Extensions

3.	Engine Sub-Frame

4.	Outer Rocker Panel

5.	Rear Body Panel

6.	Quarter Panel (Proper Sectioning is Acceptable)

7.	Roof (Repair only, no repair to the Roof Rails)

E.	Vehicles with misaligned door(s) exhibiting any of the following conditions must be considered currently ineligible (CI) due to the difficulty in determining the cause of the misalignment and or appropriate repair charges:

1.	The door “ramps up” on the lock striker when closing but may be aligned when closed and latched.

2.	The door contacts any part of the door opening or door frame.

3.	Any contact with surrounding panels.

4.	When previous repairs involving the misaligned door are observed, the misalignment must be considered a poor previous repair and released to the rental account for correction.

VI.	LITIGATION LIABILITY

Non-disclosure of damages or the use of non-GM OEM parts by the Major Daily Rental Company may result, at GM’s discretion, in the Major Daily Rental Company being named as a participant in any litigation brought against GM. If a Major Daily Rental Company attempts to return vehicles with non-disclosed damage, or purposely conceal prior repairs, it will result in GM refusing to accept additional vehicles for turn-back.

VII.	GENERAL TURN-IN PROCEDURES

A.	FORECAST

1.	At least 30 days prior to vehicle turn-in, the GM Remarketing Department is to be notified, in writing (E-mail) by the Corporate Office of the Major Daily Rental Company of the following:

a.	Turn-in location

b.	Quantity

Please E-mail this forecast to your Account Representative. E-mail address can be found in Section IX-C.

2.

Two weeks prior to turn-in, the Major Daily Rental Company is to advise the GM approved turn-in location of tentative quantities and days for turn-in via written confirmation. Subject to the turn-in limits set forth in the last sentence under Subsection E. Acceptance below, GM reserves the option to limit daily returns, provided the limits are consistent with the practical limitations of the turn-in sites and their staffing. Failure to comply with this

2011 CY Turn In Standards and Procedures	15
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011 procedure may result in GM’s refusal to allow any vehicle to be returned, thus delaying the actual acceptance date.

B.	DELIVERY

Vehicles returned for repurchase shall be delivered to a GM approved turn-in location and parked in the designated return area at no expense to GM. A list of GM approved locations is attached and is subject to change at GM’s discretion (Exhibit D). Normal operating hours for delivery is 8am to 5pm, Monday through Friday. The Major Daily Rental Company should allow sufficient time to prepare the vehicle for turn-in, i.e. clean, vacuum, repaired/replaced items, etc.

C.	INSPECTION

1.	Vehicles will be inspected by an authorized representative of GM, using the electronic Form AD006. The initial vehicle inspection will be provided to the Major Daily Rental Company at General Motor’s expense. The Major Daily Rental Company will be charged $75 for each inspection and/or verification required after the initial inspection. Hawaii vehicles will be charged $115 for each inspection required after the initial inspection.

2.	The $75 re-inspection fee will be charged when a vehicle has been previously inspected and removed by the Major Daily Rental Company prior to acceptance, or when the Daily Rental Company replaces MET items.

D.	REVIEWS

1.	The Met/Non-Met report will be printed twice daily - at mid-day and end-of-business (5:00 PM). The end-of-day report will not contain the day’s summary but rather summarize what was completed after the mid-day report.

2.	Vehicle worksheets are printed and available throughout the day.

3.	Reviews can be conducted throughout the day. However, reviews must be completed prior to three (3:00) PM the day following printing of the worksheet. This will permit prompt shipment of vehicles. If the review is not completed prior to three (3:00) PM, the vehicle will be processed as per the original inspection.

4.	Vehicles with current damage not exceeding $450 and MET charges collectively not exceeding $100 will be processed as written, with no right to review. Keyless entry key fob programming is not included in the $100 total and is not considered a reviewable MET charge.

5.	After a vehicle has been reviewed by the rental account representative and the site inspection provider representative, any agreed upon changes must be signed and dated by both parties on the Yard Worksheet. The change(s) must be clearly noted on the Yard Worksheet to aid in tracking the change(s). Without this notation it is very difficult to accurately determine which line was changed and to what extent, should a question arise in the future. Not clearly noting the changes can also lead to errors when inputting the changes to update the inspection.

6.

Additionally, it is the responsibility of the inspection provider to enter all agreed upon changes into their inspection system and processed to RIMS so the charges are added or removed from the Condition Report prior to acceptance. Yard

2011 CY Turn In Standards and Procedures	16
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011 worksheets that were changed after the review process must be retained for a minimum of 6 months. Failure to make agreed upon changes may result in a chargeback to the inspection provider for the cost of the inspection.

E.	ACCEPTANCE

1.	A copy of the Form AD006 or an electronic file will serve as the acceptance receipt for the Major Daily Rental Company. The date used to stop depreciation will be identified on the acceptance line of Form AD006 or on the electronic file.

2.	The Major Daily Rental Company will have three (3) business days from the vehicle turn-in date to provide the vehicle title to the SGS Title Center: 9805-C NorthCross Center Court, Huntersville, NC 28078 in order to receive the turn-in date as the depreciation stop date/acceptance date (should all other conditions be satisfied). The day the vehicle is turned in is considered the first business day. See Exhibit I for more details.

3.	Turn-In Limits - No more than 25% of the Major Daily Rental Company’s annual GM purchases can be turned-in in a single month or 30 day period. No more than 34% of the Major Daily Rental Company’s annual GM purchases can be returned in the 4th quarter. In the event of a Major Daily Rental Company’s bankruptcy, GM would allow the Major Daily Rental Company at its option, to turn-in vehicles subject to the Daily Rental Guaranteed Residual Program evenly over any 3 month timeframe.

4.	Transportation Liability - The Major Daily Rental Company is responsible for turning the vehicle to the appropriate turn-back location for acceptance. After acceptance, GM will be responsible for logistics and collection of any subsequent damage. The acceptance process will remain unchanged and after acceptance, GM will have sole responsibility for controlling the sale.

F.	PAYMENTS

1.	When a vehicle accepted under the Daily Rental Guaranteed Residual Program is sold at auction, the auction will direct the net sale proceeds to the Major Daily Rental Company owning the vehicle, or its assignees. Net sale proceeds are defined as gross sales price less auction sales fees/expenses and transportation expense. The Major Daily Rental Company will receive the net sale proceeds within 2 business days after sale of the vehicle. The net sale proceeds will be forwarded to the Major Daily Rental Company’s designated bank account via EFT. On a monthly basis, GM will process a true-up payment for each of the Major Daily Rental Company’s vehicles sold in the previous month. The true-up payment, with respect to each vehicle, will be equal to the Guaranteed Repurchase price less penalties less net sale proceeds already transmitted. GM will process the true-up payment on the 5th work day of each month and EFT the funds to the Major Daily Rental Company on the 7th work day. Should the net sale proceeds of any vehicle exceed the Guaranteed Repurchase price less penalties, the Major Daily Rental Company that owns the vehicle will refund the excess back to GM by either an offset against other true-up payments being paid to the Major Daily Rental Company or by payment from a manual invoice prepared by GM.

2.

Each Major Daily Rental Company and GM are both interested in ensuring that the correct payments are made to the Major Daily Rental Companies by the auctions upon the sale of such vehicles. Accordingly, GM will review the net sales proceeds before they are released but will not be permitted to stop the release, except to correct for misdirected funds for which GM is responsible for making corrective payments to or collections from

2011 CY Turn In Standards and Procedures	17
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011 the appropriate Major Daily Rental Company. In the event that funds are misdirected by an auction, GM will assume responsibility for making any correcting payments to or collections from the appropriate Major Daily Rental Company. This will be accomplished via invoicing and credit payment. As a convenience to the Major Daily Rental Companies, GM will provide reporting to each Major Daily Rental Company on net sales proceeds on a daily, consolidated basis.

3.

Buyback Provision - In the event that a vehicle accepted under the Daily Rental Guaranteed Residual Program is unsold through the 90th day after acceptance, GM will transfer the vehicle from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program status on the 91st day, unless GM receives instructions from the Major Daily Rental Company to the contrary by the 89th day pursuant to Section VII-H - Other. Upon transfer to the Daily Rental Acquisition Program, GM will initiate payment to the Major Daily Rental Company owning the vehicle for the full guaranteed repurchase price (less penalties) within the BARS system. The Major Daily Rental Company will be paid in approximately 7 days. The Major Daily Rental Company will assign the title of such vehicle, or cause such title to be assigned, to GM on the 91st day after acceptance. GM will perform a weekly scan of the inventory with a run cycle to occur over the weekend to avoid mid-week program changes. Should the number of returned and accepted vehicles that remain unsold for over 90 days after acceptance for any Major Daily Rental Company exceed 3% of that Major Daily Rental Company’s total accepted inventory (“Excess Amount”), the auctions will be instructed not to transfer vehicle titles to GM for these vehicles until the Major Daily Rental Company has received payment from GM with respect to these returned vehicles so the Excess Amount is eliminated. Once the Major Daily Rental Company receives payment for these vehicles, GM will instruct the auctions to transfer title to GM for these returned vehicles. This metric (3%) will be calculated on a weekly basis concurrent with the scan of inventory.

4.	Late Auction Fees - In the event that a vehicle accepted under the Daily Rental Guaranteed Residual Program is unsold through the 25th day after acceptance, GM will accrue $3.00/day owing such vehicle to the Major Daily Rental Company starting on the 26th day. On the 61st day after acceptance, the rate will increase to $4.50/day until the vehicle is either sold or transferred to the Daily Rental Acquisition Program. Amounts accrued will be paid monthly with the true-up payment.

5.	Hawaii Vehicles - Due to the extended transportation time for Hawaii vehicles, Hawaii vehicles will be segregated in the GM system. The transfer of Hawaii vehicles from the Daily Rental Guaranteed Residual Program to the Daily Rental Acquisition Program will be implemented at 120 days vs. 90 for these vehicles and Late Auction Fees will begin accruing at $3.00/day for vehicles in inventory over 56 days and at $4.50/day for vehicles in inventory over 91 days.

6.	General Motors does not staff, nor process payments during the Christmas holiday or any period of time General Motors is closed (e.g. two week mandatory shutdown during July). Payment processing will not resume until General Motors officially returns to work.

G.	REJECTS

1.	Rejected vehicles left at marshalling yards in excess of three (3) business days upon removal notification may result in no additional vehicles being approved for return.

2011 CY Turn In Standards and Procedures	18
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

2.	Vehicles at an auction waiting for title more than 30 days must be removed by the Major Daily Rental Company. The vehicle will be classified as Currently Ineligible and will be assessed a re-inspection fee if / when it is returned. General Motors and all approved turn-in locations are not responsible for any liability regarding rejected vehicles, not removed within three (3) business days.

3.	Vehicles that are classified as a Permanent Reject will be assessed a $50 service charge. General Motors Remarketing will provide a quarterly invoice which will include the turn back location, turn-in date, VIN, and the reject reason.

4.	It is General Motors’ practice to ship vehicles once they pass the inspection process, with or without acceptance. On rare occasions, a title may not be sent to the Title Center in time and the vehicle exceeds the maximum allowable in-service time. Depending on the timing, the auction that received the vehicle, may recondition the vehicle and / or perform repairs in preparation for sale. Should this occur due to the rental account not sending the title and the vehicle becomes ineligible for repurchase by GM, the charges for these services along with the shipping cost will be charged to the rental account, and paid, prior to releasing the vehicle back to the account.

H.	OTHER

1.	Mechanical and body shop labor rates used to calculate chargeable damage will be subject to change. The following are the current labor rates for metal repairs, paint, and mechanical (part replacement):

a.	$37.80 Metal Repair

b.	$37.80 Paint

c.	$38.00 Part Replacement (mechanical)

2.

Through the 89th day after a vehicle is turned-in by the Major Daily Rental Company and accepted by GM, and the vehicle remains unsold, the Major Daily Rental Company may request the return of such vehicle, and immediately upon such request if permitted as set forth below, such vehicle will be released to or at the direction of the Major Daily Rental Company, in accordance with the guidelines set forth below.

a.	Rental Account request for vehicle return “prior” to acceptance

i.	Vehicle will be temporarily rejected by General Motors and the vehicle and the title will be returned to the Major Daily Rental Company.

ii.	If the vehicle is returned, at a later date, a $75.00 re-inspection fee will be charged.

b.	Rental Account request for vehicle return “after” acceptance

i.	Payment can be stopped - The vehicle and its title will be released to the Major Daily Rental Company from its current location. A $250 administrative fee will be charged to the Major Daily Rental Company in addition to all other expenses incurred by GM on the vehicle, including but not limited to inspection fees, shipping, marshalling yard, and auction expenses, on a cost basis.

ii.	Payment can not be stopped or funds have already been disbursed - The vehicle will not be returned to the rental account.

2011 CY Turn In Standards and Procedures	19
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

VIII.	PERMANENTLY REJECTED VEHICLES

A.	Should disqualifying damage be noted after vehicle acceptance, General Motors will invoice the Major Daily Rental Company for the vehicle purchase price, an administrative fee of $250, plus any additional costs incurred following vehicle acceptance by GM (i.e., freight, cleanup, repairs), by a debit to current funds, or if no funds are available, a check forwarded to:

General Motors Corporation

Fleet and Commercial Operations - Remarketing

Renaissance Center

Tower 100, 16th Floor

MC 482-A16-B36

Detroit, MI 48265-1000

B.	Vehicles removed from the program in accordance with the terms and conditions of the Program become the responsibility of the Major Daily Rental Company. The Major Daily Rental Company is responsible for arranging vehicle pick-up at a location designated by General Motors.

IX.	MISCELLANEOUS ITEMS

A.	GENERAL RETURN FACILITY GUIDELINE

Any abuse of personnel or property at a GM authorized return facility by a Major Daily Rental Company representative will result in the immediate expulsion of said person from the GM authorized return facility.

B.	HOLIDAYS

General Motors approved turn-in locations will be closed on the following dates:

2011 CY – May 30th, July 4th September 5th, November 24th & 25th and December 26th, through December 30, 2011. General Motors reserves the right to amend this list of dates at its discretion.

C.	CONTACT INFORMATION

All questions pertaining to the foregoing Turn-In Standards and Procedures should be directed to the appropriate General Motors Remarketing Customer Support Team Member:

GM RENTAL SUPPORT GROUP

John Pruse, Manager	313-665-1410	john.pruse@gm.com
Sandy Grinsell, Enterprise / Vanguard / Licensees and Hertz / Licensees	313-667-6437	sandy.grinsell@gm.com
Tom Martin, Avis Budget / Licensees, Inspection Providers, Technical Bulletins and Rental Return Guidelines	313-667-6434	thomas.martin@gm.com
Audre’ Walls, Independent Rental Accounts, Inspection Providers and Special Projects	313-667-6444	audre.walls@gm.com

2011 CY Turn In Standards and Procedures	20
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

EXHIBIT A

GENERAL MOTORS

VEHICLE CATEGORIES / PRIOR REPAIR LIMITS

CATEGORY #1	CATEGORY #2	CATEGORY #3	CATEGORY #4
$2,250	$2,750	$3,250	$4,250

CHEVROLET	CHEVROLET	CHEVROLET	CHEVROLET
Aveo	Equinox	Impala	Corvette
Cobalt	Malibu	Camaro	Suburban
Cruze		TrailBlazer / EXT	Tahoe
HHR	PONTIAC	Express Van
	G6	Colorado	BUICK
	Vibe	Silverado	Lucerne
Avalanche
		Traverse	CADILLAC
	GMC		CTS (All Models)
	Terrain	BUICK	DTS
		LaCrosse	SRX
	SATURN	Regal	STS
	Aura	Enclave	Escalade (All)
Vue
		PONTIAC	GMC
		G8	Yukon / XL

GMC
Savana Van
Canyon
Sierra
Acadia

SATURN
Outlook

HUMMER
H3

2011 CY Turn In Standards and Procedures	21
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

EXHIBIT B

PAINTLESS DENT REMOVAL (PDR)

PROCESS AND LIMITATIONS

A.	PDR Categories

1.	Size of rounded dent, up to four (4) inches in diameter.

2.	Number of dings per panel, up to seven (7) per panel, at $50 per panel.

3.	Number of dings per panel, between eight (8) and twelve (12) per panel, at $75 per panel.

4.	Number of dings per panel, between thirteen (13) and fifteen (15) per panel, at $100 per panel.

5.	One single dent, up to six (6) inches in diameter or one large shallow dent up to 18 inches in the hood, roof or deck lid, at $100.

B.	PDR Process - The PDR process can be utilized in the repair of the following areas:

1.	Dings and dents varying in size and shape.

2.	Minor creases, shallow palm prints and protrusions.

3.	Dents in body feature lines.

C.	PDR Limitations

1.	General Motor’s inspection providers will utilize the Dent Wizard, Paintless Dent Removal Guide to determine panel accessibility by vehicle.

2.	Creases that exceed six (6) inches will not be considered.

3.	Sharp creases, regardless of size, will not be considered.

4.	If the paint is broken, PDR is not to be considered, unless otherwise specified by panel or area.

5.	No hole drilling will be acceptable in the PDR process.

6.	PDR may be used to repair existing, qualifying PDR repairable, damage to a previously repaired panel that meets GM and industry repair standards. PDR is not acceptable for use on a poor previously repaired panel.

7.	The Dent Wizard Glue Stick process can be used to repair dents where previously not assessable. The charge for this process is the some as traditional PDR. Please see the requirements for a Glue Stick repair to be considered below.

a.	No paint damage may exist in or near the area to be repaired. This process will pull damaged or loose paint away from the body.

b.	The vehicle must have original factory paint as consistency in base coat and clear coat offer the best opportunity for a successful repair.

c.	A dime to a half dollar size dent either round or oval can be considered for this type of repair.

d.	Shallow or soft impacts with a depth of a 1/4 inch or less that is NOT creased or sharp may be considered for a glue stick repair.

e.	Damage on a panel edge or body line cannot be considered for a glue stick repair.

D.	If the damage exceeds the PDR limitations of these guidelines, paint and metal time will apply.

2011 CY Turn In Standards and Procedures	22
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

E.	Hail damaged vehicles.

Most hail damaged vehicles are considered minor dents as there are only a few on some panels. Others however have a large number of dents per panel and do not qualify for normal Paintless Dent Removal (PDR) pricing.

Vehicles exhibiting major hail damage must be evaluated in conjunction with Bulletin RS-08-17 issued March 4, 2009, “Vehicles with Excessive Existing Damage”. The pricing for these hail damage repairs are much different than the normal PDR pricing as is the repair process for this type of excessive damage.

Please use the following criteria when inspecting a vehicle with existing hail damage:

•	Panels with 15 or fewer small hail dents, with no paint damage, may be written with the normal PDR charge of $50 for 7 dents or less, $75 for 8 to 12 dents or $100 for 13 to 15 dents per panel.

•	Vehicles with a single panel over 15 small hail dents must be charged a paint and metal repair, with the appropriate repair time.

•

When more than one panel is hail damaged and the number of dents exceeds 15 per panel, the vehicle must be designated as “Currently Ineligible” and gate released to the rental account for repair of the damaged panels prior to return.

Vehicles released to the rental account must have the damage disclosure updated to reflect the additional repairs and the vehicle must be repaired to less than $100 of existing damage.

2011 CY Turn In Standards and Procedures	23
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

EXHIBIT C

MET PROGRAM PRICE LIST

MET PROGRAM PRICE LIST

MET Part Description	PRICE
Navigational CD / DVD	$260
14 Inch Tire	$120
15 Inch Tire	$130
16 Inch Tire P	$160
16 Inch Tire T	$210
17 Inch Tire All	$240
18 Inch Tire All	$250
19 Inch Performance Tire	$516
19 Inch ALL OTHER	$159
20 Inch Tire All	$310
22 Inch Tire All	$268
Alloy Wheel Appearance Fee	$50
Ash Tray	$20
Ash Tray – Multiple	$40
Ash Tray with Lid	$23
Cargo Cover – Malibu Maxx	$250
Cargo Cover – TrailBlazer / Envoy Rear Floor Storage	$59
Cargo Net – Trunk	$17
Cargo Package Shelf	$180
Cargo Shade	$108
CD DVD Storage Holder	$15
Cell Phone / Sun glass Holder	$18
Cigarette Lighter	$8
Cigarette Lighter – Multiple	$16
Console – Second Row Mini Van	$235
Cup Holder	$15
Cup Holder – Multiple	$30
Dirty Interior	$35
Dome Light Cover	$5
Dome Light Cover – Multiple	$10
DVD Remote	$48
DVD Wireless Headphone (1)	$55
DVD Wireless Headphone (2)	$110
Emergency Highway Package	$144
Floor Mat – Cargo Area – SUV and Van	$50
Floor Mat Set – Front – Passenger Car	$34
Floor Mat Set – Front – SUV	$40
Floor Mat Set – Front – Van	$22
Floor Mat Set – Rear – Passenger Car	$24
Floor Mat Set – Rear – SUV	$45
Floor Mat Set – Rear – Van	$30

2011 CY Turn In Standards and Procedures	24
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

Foot Pedal Pad	$5
Foot Pedal Pad – Multiple	$10
Hanger Hook	$5
Hawaii Outer Island Shipping Fee	$75
Hawaii Ship Back Surcharge	$450
Interior Emblem	$8
Interior Emblem – Multiple	$16
Key - Electronic Engine	$35
Keyless Remote (1) Includes programming	$97
Keyless Remote (2) Includes programming	$187
Keyless Remote Reprogram 1 or 2	$30
Manual – All Other	$10
Manual – Cadillac	$25
MET Verification	$75
Misc. MET #1	$10
Misc. MET #2	$20
Misc. MET #3	$30
Misc. MET #4	$40
Misc. MET #5	$50
Onstar Antenna (Glass Mounted)	$32
Organizer Package Cargo	$120
Radio Knob	$5
Repair Verification	$75
Seat Belt Molding	$5
Spare tire cover (Passenger car - trunk)	$45
Trunk Mat – Cadillac	$34
Air Compressor Kit	$101
EXTERIOR
Antenna Mast	$8
Body Side Mldg F Dr Car	$78
Body Side Mldg F Dr Trk	$23
Body Side Mldg F Fdr Car	$28
Body Side Mldg F Fdr Trk	$59
Body Side Mldg Qtr Pnl Car	$34
Body Side Mldg Qtr Pnl Trk	$211
Body Side Mldg R Dr Car	$67
Body Side Mldg R Dr Trk	$54
Convertible Boot – Center Cover	$192
Convertible Boot – Outer Cover	$377
Convertible Boot Bag	$55
Door Revel Mldg Car 1	$60
Door Revel Mldg Car 2	$60
Gm Logo Small All	$4
Hood Ornament	$25
Name Plate Rear Car	$17
Name Plate Rear Trk	$29
Plastic Lug Nut Cover	$13
Rocker Mldg Car 1	$120

2011 CY Turn In Standards and Procedures	25
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

Rocker Mldg Car 2	$120
Rocker Mldg Trk 1	$131
Rocker Mldg Trk 2	$131
Roof Seam Molding Lt Car	$31
Roof Seam Molding Rt Car	$31
Spare Tire Cover – Truck Only	$72
Spare Tire Hanger – Van	$50
Wheel 1 Cover Truck	$39
Wheel 1 Cover Car	$55
Wheel 1 Ctr Cap Car	$26
Wheel 1 Ctr Cap Trk	$21
Wheel 2 Cover Truck	$39
Wheel 2 Cover Car	$55
Wheel 2 Ctr Cap Car	$26
Wheel 2 Ctr Cap Trk	$21
Wheel 3 Cover Truck	$39
Wheel 3 Cover Car	$55
Wheel 3 Ctr Cap Car	$26
Wheel 3 Ctr Cap Trk	$21
Wheel 4 Cover Truck	$39
Wheel 4 Cover Car	$55
Wheel 4 Ctr Cap Car	$26
Wheel 4 Ctr Cap Trk	$21
Windshield Glass	$220

MISCELLANEOUS – MET ITEM

The MET program also includes the acceptance of vehicles with miscellaneous missing or broken items to facilitate vehicle turn-ins. Examples of these items are:

•	Missing/broken knobs and switches

•	Loose rear speaker wires

•	Missing windshield washer cap

•	Missing emblems

The MET codes for these items reflect a flat rate charge as follows:

MET #1	$10
MET #2	$20
MET #3	$30
MET #4	$40
MET #5	$50

Hawaii Outer Island Shipping Fee	$75
Hawaii Ship-Back Surcharge	$450
“Poor Prior Repairs” – Maximum	$700

2011 CY Turn In Standards and Procedures	26
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

EXHIBIT D

MID – RAIL ASSEMBLY

The Mid – Rails are structural components located directly below the occupant compartment of a vehicle just inboard of the inner rocker panel. They are welded to the Torque Box and the vehicle floor pan.

A.	ACCEPTABLE DAMAGE

1.	Minor dents in the Torque Box Cover not caused by collision.

2.	Minor dents in the surface of the Mid-Rail that do not bulge, dent or in anyway deform the sides of the rail.

3.	Stamped holes in the Mid - Rail that are enlarged or deformed but not torn.

4.	Scrapes and scratches confined to the surface of the Mid-Rail not exceeding 12”.

5.	Minor damage to the Mid - Rail caused by the assembly process’ use of Jigs and Fixtures.

B.	REPAIRS

1.	There are no acceptable or approved repairs.

C.	CAUTIONS / CONCLUSION

1.	TIE DOWN HOLES

a.	Mid – Rails are not a component of vehicle tie down. Stamped holes in the Mid – Rail cannot not be used for vehicle tie down. Tie down slots are typically 18mm X 35mm reinforced slots in the underbody. Four to six slots per vehicle are engaged via common hardware to secure a vehicle to commercial transportation equipment.

2.	JACKING AND LIFTING

a.	Significant damage to the Mid – Rail can occur from improper lifting.

b.	Reasonable care should be taken when jacking or lifting any vehicle. Proper jack and hoist placement locations are shown in the vehicle’s Owners Manual and Shop Manual.

ENGINE CRADLE

The engine cradle is generally the lowest part of the vehicle. Due to its location on the vehicle, it is subject to abrasions, scarring, and minor denting from road debris. These conditions are normal and not indicative of a product failure or evidence of prior front-end damage.

Upon inspection, minor conditions such as the above are to be noted, as non-chargeable as long as there is no disclosure of prior damage or repair to the front of the vehicle, or evidence of misalignment. The Turn Back Guidelines clearly allow the Rental Account to replace the engine cradle, as it is a bolt on part. Sectioning or pulling this part is not allowed.

2011 CY Turn In Standards and Procedures	27
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

EXHIBIT E, 1 of 4

ATTENTION: Some of the return sites listed below are located at an auction. Please note the address is where the vehicles are to be returned and not necessarily the auction address.

GM REMARKETING VEHICLE TURN-IN LOCATIONS

The turn in locations listed below are at GM’s discretion, and are subject to change.

Alabama

ADESA BIRMINGHAM AA, 804 Sollie Dr., Moody, AL 35004-0817, (205) 640-7761

Arizona

EL MIRAGE DIST. CENTER, 11925 West Thompson Ranch Road, El Mirage, AZ 85336, 623-875-2967

California

RICHMOND DIST. CENTER, 861 Wharf Street Richmond, CA 94804, (510) 232-9883

SAN BERNARDINO DIST. CENTER, 1698 Santa Fe Way, San Bernardino, CA 92410

909-381-9050

Colorado

UNION PACIFIC RAILROAD, 9900 I-76 Service Road, Henderson, CO 80640, 303-286-0345

Connecticut

SOUTHERN AA, 164 South Main St., East Windsor, CT 06088-0388, 860-292-7550

Florida

ORLANDO DIST. CENTER, 1600 Pine Avenue, Orlando, FL 32824, 407-438-5505

PALM CENTER DIST. CENTER, 15400 Corporate Road West, Jupiter, FL 33478, 561-625-9615

Georgia

ADESA Atlanta AA, 5055 Oakley Industrial Blvd., Fairburn, GA 30265, 770-357-2133

Hawaii

HONOLULU DIST CENTER, Pier 51 B Sand Island Road, Honolulu, HI 96819, 808-848-8146

MAUI DIST CENTER, Pier 1 - 105 Ala Luna Street, Kahului, HI 96732, 808-848-8146

2011 CY Turn In Standards and Procedures	28
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

EXHIBIT E, 2 of 4

Idaho

BRASHER’S IDAHO AA, 7355 Eisenman Rd., Boise, ID 83716, 208-395-3111

Illinois

IAA CHICAGO SOUTH MARSHALLING YARD, 16425 South Crawford Ave., Markham, IL 60428, 708-589-4653

ABC ST. LOUIS AA, 721 South 45th Street, Centreville, IL 62207, 636-332-1227 X227

Indiana

ADESA INDIANAPOLIS AA, 2950 East Main Street, Indianapolis, IN 46168, 317-838-5777

Louisiana

ADESA SHREVEPORT AA, 7666 Highway 80 W., Shreveport, LA 71109, 318-938-7903 x425

IAA BATON ROUGE AA, 29000 Frost Road, Livingston, LA 70754, 225-686-7121

Maryland

BALTIMORE / JESSUP, 8459 Dorsey Run Road, Jessup, MD 20794, 301-604-7316

Massachusetts

ADESA BOSTON / FRAMINGHAM AA, 63 Western Avenue, Framingham, MA 01701, 508-620-2959

Michigan

MELVINDALE MARSHALLING YARD, 1461 South Schaefer Road, Melvindale, MI 48122, 734-474-5328

Minnesota

ADESA MINNEAPOLIS AA, 17600 Territorial Road, Maple Grove, MN 55369, 763-416-0594

Missouri

ADESA KANSAS CITY, 1551 ADESA Drive, BELTON, MO 64081, 816-318-9912

FOR ST. LOUIS PLEASE SEE ILLINOIS

Nebraska

OMAHA MARSHALLING YARD, 5402 L Street, Omaha, NE 68117, 402-490-1679

2011 General Motors Return Guidelines	29
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

EXHIBIT E, 3 of 4

Nevada

BRASHER’S RENO AA, 6000 Echo Ave., Reno, NV 89506, 775-828-3427

UNION PACIFIC RAILROAD, 4740 East Tropical Parkway, Las Vegas, NV 89115, 702-632-2863

New Jersey

PORT NEWARK DIST. CENTER, Lot B Craneway Street, Port Newark, NJ 07114, 973-274-1737

New Mexico

BNSF RAILWAY, 102 Woodward, Suite B, Albuquerque, NM 87102, 505-247-2087

New York

STATE LINE AA, 830 Talmadge Hill Road, Waverly, NY 14892, 607-565-3533

North Carolina

GREENSBORO AA, INC., 3802 West Wendover Avenue, Greensboro, NC 27407, 336-856-2440

North Dakota

ADESA FARGO, 1650 East Main Ave., West Fargo, ND 58078, 701-282-8203 x139

Ohio

COLUMBUS FAIR AA, 2170 New World Dr., Columbus, OH 43207, 614-497-1710

Oklahoma

DEALERS AA OF OKLAHOMA CITY, 2900 West Reno Ave., Oklahoma City, OK 37107, 405-290-7192

Oregon

UNION PACIFIC RAILROAD, 9003 North Columbia, Portland, OR 503-283-1465

Pennsylvania

PITTSBURGH INDEPENDENT AA, 378 Hunker Waltz Mill Road, New Stanton, PA 15672

724-910-1842

South Carolina

CHARLESTON AA, 651 Precast Lane, Moncks, SC, 29641

843-761-0541 X139

2011 General Motors Return Guidelines	30
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

EXHIBIT E, 4 of 4

Tennessee

ADESA MEMPHIS AA, 5400 Getwell Rd., Memphis, TN 37210, 901-365-8978

ADESA NASHVILLE AA, 631 Burnett Road, Nashville, TN 37138, 615-240-3023

Texas

ADESA SAN ANTONIO AA, 200 S. Callaghan Road, San Antonio, TX 78227, 210-432-2253

ADESA HOUSTON, 4526 North Sam Houston Parkway, West, Houston, TX 77086, 281-444-4900

ADESA DALLAS AA, 3501 Lancaster-Hutchins Rd., Hutchins, TX 75141, 972-284-4778

Utah

BRASHER’S SALT LAKE AA, 780 South 5600 West, Salt Lake City, UT 84104-5300, 801-366-3836

Washington

TACOMA DIST. CENTER, 2810 Marshall Ave. Suite “B”, Tacoma, WA 98421, 253-719-1761

Wisconsin

GREATER MILWAUKEE AA, 8920 W. Brown Deer Road, Milwaukee, WI 53224, 262-835-9802

2011 General Motors Return Guidelines	31
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

EXHIBIT F

GM Approved 2011 MY Replacement

Tire Table

For Electronic Receipt,

See Replacement Tire Table.xls file

2011 General Motors Return Guidelines	32
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

EXHIBIT G

MET Tire Program Replacement Tires

MET Number	Tire Size	MET Charge

00000169	14 Inch	$120.00
00000170	15 Inch	$130.00
00000171	16 InchP	$160.00
00000208	16 InchT	$210.00
00000206	17 Inch All	$240.00
00000607	18 Inch All	$250.00
00000983	19 Inch Performance	$516.00
00000985	19 Inch ALL OTHER	$159.00
00000609	20 Inch All	$310.00
00000987	22 Inch All	$268.00

Legend:

P – Passenger Car

T – Trucks

The MET Tire Program is limited to two (2) tires per vehicle. Any flat, mismatched or incorrect tires will not be considered for the MET tire program.

2011 General Motors Return Guidelines	33
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

EXHIBIT H

GM WINDSHIELD GLASS MANUFACTURERS

MANUFACTURER	BRAND	BRAND	BRAND	BRAND	BRAND
AGC	AP Tech	AP Technoglass	Asahi of America	Asahi	AP
Carlex
Pilkington	LOF	United LN
PPG	PGW
Guardian
Fuyao
Vitro	Crinamex	Autotemplex	Vitroflex
Saint Gobian Sekurit	Sekurit

2011 General Motors Return Guidelines	34
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

EXHIBIT I

TITLE SHIPPING and HANDLING PROCEDURE

This procedure will assure timely payment and processing of returned rental vehicle(s) to General Motors. All titles must be received within three (3) Business days of the vehicle’s return to retain the original return date. All titles must be sent to the SGS Title Center to the address below:

SGS Title Center

9805-C North Cross Center Court

Huntersville, NC 28078

704-997-1082

Furthermore, all title shipments to the title center must contain a packing list. The packing list must contain the following information:

Company name and address

Contact name and phone number

FAX number

Full Vehicle Identification Number (VIN), for each title in the package.

An example of a packing list is shown below. For packages containing more than ten titles, e-Mail an Excel Spreadsheet with a list of the full VIN for all titles to be sent to, Mike.Guthrie@sgs.com or susan.miller@sgs.com at the SGS Title Center. The spreadsheet should contain the same contact information shown above for a packing list. The Title Center will enter the VIN list into their system and use it to verify the titles have been received and processed. The sender will be notified of any missing or incorrect titles.

SAMPLE PACKING LIST

PACKING LIST

Friendly Rent A Car

123 USA Drive

Anywhere, USA 12312

John Doe
Phone	123-123-4567
FAX	123-123-7654

Full VIN for each title contained in the package.

2011 Return Guidelines	35
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

EXHIBIT J

Aluminum / Alloy Wheel Repair Guidelines

The photos below are examples of aluminum / alloy wheel damage and the appropriate charges associated with each example.

2011 Return Guidelines	36
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

The following guidelines have been established to define the extent of repairable damage to an aluminum / alloy wheel. The charge for wheels damaged as described below including mounting and balancing will be as follows: All car and truck aluminum / Alloy clear coat or paint $165.00, all car and truck polished aluminum / Alloy $235.00, all car and truck chrome plated aluminum / Alloy or steel $205.00.

•	The damaged area to be repaired cannot exceed 90 degrees of the wheel’s circumference, see chart below.

•	Curb rash is defined as a scrape or gouge to the outboard rim flange. This is the part of the wheel where a clip-on balance weight would attach.

•

On a flanged wheel (one that will accept a clip-on balance weight), the damage cannot be deeper than 7 mm or (9/32”) 0.280”, which is the approximate distance to the surface where the lead or steel weight rests.

•	On a flangeless wheel (one that will not accept a clip-on balance weight), the damage cannot be deeper than 3 mm or (1/8”) 0.120”.

2011 Return Guidelines	37
Final: January 3, 2011

Attachment 1B

GENERAL MOTORS 2011 CALENDAR YEAR

DAILY RENTAL GUARANTEED RESIDUAL PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 3, 2011

•	Damage to any other part of the wheel or damage to the rim flange exceeding the above conditions is not repairable and would require replacement.

•	A wheel with a crack or dent of any type is not acceptable for repair.

ALLOWABLE WHEEL DAMAGE AREA IN INCHES

WHEEL SIZE	CIRCUMFERENCE	90 DEGREE DAMAGE AREA IN INCHES
14”	44”	11”
15”	47”	12”
16”	50”	12”
17”	54”	14”
18”	57”	14”
19”	60”	15”
20”	63 ”	16”
22”	69”	17”

Only GM Approved Wheel Refinisher: Transwheel Corp. 1-800-892-3733

2011 Return Guidelines	38
Final: January 3, 2011

Product	Nameplate	Model	Tire Size	Part Number	Cons. number	Service Desc	Tread Type	Side wall	Tire Brand	Tire Trade Name	RPO	TPC no	Mass	Police
Y	Chevrolet	Corvette	P245/40ZR18	9597281	0X1302G	88Y	RF4	BW	Goodyear	Eagle F1 GS-2 EMT	XBH	1215	12.7
			P275/35ZR18	9594364	0X1341R	87Y	RF4	BW	Goodyear	Eagle F1 SC EMT	XFA	1213	13.4
			P275/35ZR18	9597868/8997	8X1541T	87Y	RF4	BW	Goodyear	Eagle F1 SC G2	XFA	1401	12.6
			P285/30ZR19	9597151	S149185P	87Y	RF4	BW	Michelin	Pilot Sport 2ZP	XFG	1317	14.0
			P285/35ZR19	9597282	0X1312G	90Y	RF4	BW	Goodyear	Eagle F1 GS-2 EMT	YPI	1216	15.6
			P325/30ZR19	9594365	0X1353C	94Y	RF4	BW	Goodyear	Eagle F1 SC EMT	YFJ	1214	15.3
			P325/30ZR19	9597869/8998	8X1561G	94Y	RF4	BW	Goodyear	Eagle F1 SC G2	YFJ	1402	15.1
			P335/25ZR20	9597152	S149186P	94Y	RF4	BW	Michelin	Pilot Sport 2ZP	YPS	1318	15.8

W	Chevrolet	Impala	P225/55R17	9596455	0X1253A	95T	AL2	BW	Goodyear	Eagle LS2	QVS	1190MS	11.3
			P225/60R16	9595364	PT144/4A	97V	AL3	BW	Pirelli	P6 FourSeasons	&QPP	1286MS	12.1	Yes
			P225/60R16	9596038	3X1540P	97S	ALS	BW	Goodyear	Integrity	QPX	1298MS	10.9
			P235/50R18	9595621	2X1560G	97W	AL3	BW	Goodyear	Eagle RS-A	QDG	1242MS	12.3
			T125/70D16	9597907	G38611B	98M	CS	BW	Maxxis	MAXXIS	ZFH	513	4.2

R	Chevrolet	Volt	P215/55R17	9598425	7X1423M	93H	ALS	BW	Goodyear	Assurance Fuel Max	RBB	1406MS	8.3

P	Chevrolet	Cruze	P215/55R17	9598425	7X1423M	93H	ALS	BW	Goodyear	Assurance Fuel Max	RBB	1406MS	8.3
			P215/60R16	9597847	EE992Q	94S	ALS	BW	Firestone	FR710	QYW	1327MS	10.0
			P225/45R18	9597384	134388M	91W	AL3	BW	Michelin	Pilot HX MXM4	QOI	1313MS	11.6
			P225/50R17	9597849	200667	93H	AL3	BW	Continental	ContiProContact	QYF	1329MS	10.3
			T115/70R16	13264021	GDELA4C	92M	SPR	BW	Maxxis	MAXXIS	P76	625	4.5

N	Cadillac	SRX	235/55R20	9597406	41470	102W	HW4	BW	Continental	Cross Contact UHP	QJO	1316	13.5
			P235/55R20	9597405	134401AE	102H	AL3	BW	Michelin	Latitude Tour HP	QRX	1315MS	15.3
			P235/65R18	9597403	134411U	104H	AL3	BW	Michelin	Latitude Tour HP	QMY	1314MS	15.1
			T135/70R18	9598115	G32213F	104M	SPR	BW	Maxxis	MAXXIS	ZAA	620	6.5

N	SAAB	9-4x	235/55R20	9597406	41470	102W	HW4	BW	Continental	Cross Contact UHP	QJO	1316	13.5
			P235/55R20	9597405	134401AE	102H	AL3	BW	Michelin	Latitude Tour HP	QRX	1315MS	15.3
			P235/65R18	9597403	134411U	104H	AL3	BW	Michelin	Latitude Tour HP	QMY	1314MS	15.1
			T135/70R18	9598115	G32213F	104M	SPR	BW	Maxxis	MAXXIS	ZAA	620	6.5

K	Cadillac	DTS	LT235/60R17E	9595590	3X0050A	112S	ALS	WS	Goodyear	Radial LS	QSG	2019MS	16.1
			LT235/60R17E	9596048	3X0050A	112S	ALS	BW	Goodyear	Radial LS	QSG	2019MS	16.1
			P235/55R17	9598809	134707E	98H	AL3	BW	Michelin	MXV4+	QCH	1160MS	11.3
			P235/60R17/EL	9593610	7X1280F	103S	ALS	WS	Goodyear	Eagle LS	QLD	1171MS	13.6
			P245/50R18	9595276	DV880Q	99H	AL3	BW	Bridgestone	Turanza EL400	QJE	1247MS	13.6
			T125/70R17	9598109	42032	98M	SPR	BW	Continental	CST 17	NONE	614	4.9

H	Buick	Lucerne	P235/55R17	9598809	134707E	98H	AL3	BW	Michelin	MXV4+	QCH	1160MS	11.3
			P245/50R18	9595276	DV880Q	99H	AL3	BW	Bridgestone	Turanza EL400	QJE	1247MS	13.6
			T125/70R16	9595277	0205601C.	96M	SPR	BW	Hankook	S300	NONE	615	4.4
			T125/70R17	9598109	42032	98M	SPR	BW	Continental	CST 17	NONE	614	4.9

E-8	Chevrolet	Camaro	245/40ZR21	92205121	PCT05	100Y	HW4	BW	Pirelli	P Zero	SPO	1349	13.3
			245/45ZR20	20987241	12710A	103Y	HW4	BW	Pirelli	P Zero	QOO	1334	14.7
			275/35ZR21	92205122	PCU05	103Y	HW4	BW	Pirelli	P Zero	SPO	1348	15.0
			275/40ZR20	92197178	27408A	106Y	HW4	BW	Pirelli	P Zero	QOO	1335	15.9
			P245/50ZR19	92197180	4608L	104W	AL3	BW	Pirelli	P Zero Nero	QZN	1333MS	15.3
			P245/55R18	92197181	134408L	102T	AL2	BW	Goodrich	Radial T/A Spec	QAM	1332MS	13.8
			T155/70R18	92197182	G511A2A	112M	SPR	BW	Maxxis	MAXXIS	N65	622	7.8

E-8	Chevrolet	Caprice PPV	P235/50R18	92246106	9X1751F	99W	AL3	BW	Goodyear	Eagle RS-A	RSM	1412MS	12.7	Yes
			T155/80R17	92211981	G511A2A	111M	SPR	BW	Maxxis	MAXXIS	NONE	617	7.8

D	Cadillac	CTS	245/45ZR19	9597900	59220	98Y	HW4	BW	Continental	ContiSport 3	QIV	1368	12.5
			275/40ZR19	9597902	23025	101Y	HW4	BW	Continental	ContiSport 3	QIV	1369	14.0
			P235/50R18	9596641	133945N	97V	AL3	BW	Michelin	Pilot HX MXM4	QKE	1321MS	12.5
			P235/55R17	9596638	133939M	98H	AL3	BW	Michelin	Pilot HX MXM4	QCH	1160MS	12.1
			P245/45R19	9598231	8X1432A	98V	AL3	BW	Goodyear	Eagle RS-A2	Q2B	1282MS	12.3
			P265/45R18	9597898	134571K	101V	AL3	BW	Michelin	Pilot HX MXM4	QYO	1367MS	13.6
			T135/70R18	9598115	G32213F	104M	SPR	BW	Maxxis	MAXXIS	ZAA	620	6.5

D	Cadillac	CTS-V	255/40ZR19	9596643	S49048M	96Y	HW4	BW	Michelin	Pilot Sport 2	Q42	1356	12.5
			285/35ZR19	9596644	S49049K	99Y	HW4	BW	Michelin	Pilot Sport 2	Q42	1357	13.4

D	Cadillac	STS	255/45R18	9596944	BF025900	99Y	HW4	BW	Bridgestone	BS Potenza RE050A	QAF	1342	13.2
			P235/50R17	9594274	134976K	95S	ALS	BW	Michelin	Energy LX4	QKP	1196MS	10.7
			P235/50R17	9594276	F3152R	95V	AL3	BW	Michelin	Pilot HX MXM4	QKS	1198MS	12.2
			P235/50ZR18	9596668	F3182M	97W	AL3	BW	Michelin	Pilot HX MXM4	Q12	1289MS	13.8
			P255/45R17	9595219	F3181H	98V	AL3	BW	Michelin	Pilot HX MXM4	Q11	1230MS	12.0
			P255/45ZR18	9596669	F3153N	99W	AL3	BW	Michelin	Pilot HX MXM4	Q12	1290MS	14.0
			T145/70R17	9594273	9X5052G	106M	SPR	BW	Goodyear	Convenience Spare	JE5	611	6.9

8	Chevrolet	Express-1500	P245/70R17	9597917	90075	108S	ALS	BW	General	AMERITRAC	QPR	1352MS	13.6

8	Chevrolet	Express-2500	LT225/75R16/E	9594172	U05107R	115S	ALS	BW	Uniroyal	Laredo HP	QHF	2011MS	17.5
			LT245/75R16/E	9594727	BS836T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	NONE	20.0

			LT245/75R16/E	9594923	DR353T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QHH	2012MS	17.7

8	Chevrolet	Express-3500	LT215/85R/16	20962331	201369	112S	HWY	BW	General	AMERITRAC	QEC	2016	17.4
			LT225/75R16/E	9594172	U05107R	115S	ALS	BW	Uniroyal	Laredo HP	QHF	2011MS	17.5
			LT245/75R16/E	9594727	BS836T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	NONE	20.0
			LT245/75R16/E	9594923	DR353T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QHH	2012MS	17.7

8	GMC	Savana-1500	P245/70R17	9597917	90075	108S	ALS	BW	General	AMERITRAC	QPR	1352MS	13.6

8	GMC	Savana-2500	LT225/75R16/E	9594172	U05107R	115S	ALS	BW	Uniroyal	Laredo HP	QHF	2011MS	17.5
			LT245/75R16/E	9594727	BS836T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	NONE	20.0
			LT245/75R16/E	9594923	DR353T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QHH	2012MS	17.7

8	GMC	Savana-3500	LT215/85R/16	20962331	201369	112S	HWY	BW	General	AMERITRAC	QEC	2016	17.4
			LT225/75R16/E	9594172	U05107R	115S	ALS	BW	Uniroyal	Laredo HP	QHF	2011MS	17.5
			LT245/75R16/E	9594727	BS836T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QLP	NONE	20.0
			LT245/75R16/E	9594923	DR353T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QHH	2012MS	17.7

7L	Chevrolet	Captiva	P235/60R17	9598377	EB576Q	100H	AL3	BW	Firestone	DESTINATION LE	QMU	1268MS	13.4
			T135/70R16	9596985	G31912E	100M	SPR	BW	Maxxis	MAXXIS	TBD	609	5.0

7L	Chevrolet	Equinox	P225/65R17	9597966	134747G.	100T	ALS	BW	Michelin	Latitude Tour	QYZ	1326MS	11.6
			P235/55R18	9597627	0707609A	99T	AL2	BW	Hankook	OPTIMO H725	QNT	1324MS	13.4
			P235/55R19	9598752	0707623A	101H	AL3	BW	Hankook	OPTIMO H725	QDT	1325MS	13.4

7L	Chevrolet		P235/60R17	9598377	EB576Q	100H	AL3	BW	Firestone	DESTINATION LE	QMU	1268MS	13.4
			T145/70R17	9596651	G172A3C	106M	SPR	BW	Maxxis	Convenience Spare	NONE	623	7.0

7L	GMC	Terrain	P225/65R17	9597966	134747G.	100T	ALS	BW	Michelin	Latitude Tour	QYZ	1326MS	11.6
			P235/55R18	9597944	134960B.	99T	AL2	BW	Michelin	Latitude Tour	QNT	1380MS	12.3
			P235/55R19	9598752	0707623A	101H	AL3	BW	Hankook	OPTIMO H725	QDT	1325MS	13.4

7L	Chevrolet		P235/60R17	9598377	EB576Q	100H	AL3	BW	Firestone	DESTINATION LE	QMU	1268MS	13.4
			T145/70R17	9596651	G172A3C	106M	SPR	BW	Maxxis	Convenience Spare	NONE	623	7.0

3Z	Chevrolet	Malibu	P215/55R17	9597699	ED072Q	93S	AL2	BW	Firestone	FS FR710	QGG	1323MS	9.9
			P225/50R17	9595515	0305308O	93S	AL2	BW	Hankook	H725A	QAD	1292MS	10.8
			P225/50R18	9595888	3X1510J	94T	AL2	BW	Goodyear	Eagle LS2	QYH	1257MS	11.6
			P225/50R18	9596797	LA190Q	94W	HW4	BW	Bridgestone	Potenza RE050A	QGQ	1291	12.7
			T125/70D16	9597907	G38611B	98M	CS	BW	Maxxis	MAXXIS	ZFH	513	4.2

2T	Chevrolet	Aveo	185/55R15	96866766	HAN96866766	82V	ALS	BW	Hankook	H418	Q99	NONE	8.0
			185/55R15	96887759	EC509Q	82V	AL3	BW	Firestone	Firehawk GTV	?	1345MS	8.2
			185/60R14	96873543	HAN96873543	82H	ALS	BW	Hankook	H420	Q98	1068MS	7.4
			185/60R14	96873543	KUM96873543	82H	AL3	BW	Kumho	722	Q98	1068MS	7.4
			T105/70D14	96534929	KUM96534929A	84M	SPR	BW	Kumho	121	QQ6	NONE	2.8

17	Buick	Enclave	P255/55R20	9598549	ED883Q	107H	AL3	BW	Bridgestone	Dueler A/T	QQD	1372MS	16.9
			P255/60R19	9596132	4X1431B	108H	AL3	BW	Goodyear	Eagle RS-A	QCW	1263MS	15.5
			P255/60R19	9598808	134808L	108S	ALS	BW	Michelin	Latitude touring	QUP	1278MS	15.8
			T145/70R17	9596651	G172A3C	106M	SPR	BW	Maxxis	Convenience Spare	NONE	623	7.0

17	Chevrolet	Traverse	P245/70R17	9597511	55367	108S	ALS	BW	General	Grabber HTS	QPR	1359MS	14.6
			P255/55R20	9598549	ED883Q	107H	AL3	BW	Bridgestone	Dueler A/T	QQD	1372MS	16.9
			P255/65R18	9595797	3X1491D	109S	ALS	BW	Goodyear	Fortera HL	QLW	1259MS	16.4
			T145/70R17	9596651	G172A3C	106M	SPR	BW	Maxxis	Convenience Spare	NONE	623	7.0

17	GMC	Acadia	P255/55R20	9598549	ED883Q	107H	AL3	BW	Bridgestone	Dueler A/T	QQD	1372MS	16.9
			P255/60R19	9596132	4X1431B	108H	AL3	BW	Goodyear	Eagle RS-A	QCW	1263MS	15.5
			P255/65R18	9595797	3X1491D	109S	ALS	BW	Goodyear	Fortera HL	QLW	1259MS	16.4
			T145/70R17	9596651	G172A3C	106M	SPR	BW	Maxxis	Convenience Spare	NONE	623	7.0

12	Chevrolet	Colorado	P215/70R16	9598232	293215	99S	ALS	BW	General	Grabber HTS	QRD	1374MS	11.0
			P235/50R18	9595621	2X1560G	97W	AL3	BW	Goodyear	Eagle RS-A	QDG	1242MS	12.5
			P235/75R16	9596400	3X1441M	106S	ALS	BW	Goodyear	Wrangler S/T	QNF	1272MS	14.5
			P235/75R16	9597839	EC168G	106S	OOR	BW	Firestone	DESTINATION AT	QSR	2346	15.5
			P265/65R18	9595979	DY284G	112S	OOR	BW	Bridgestone	Dueler A/T RH-S	QXN	2337	18.6
			P265/70R17	9597149	DZ504G	113S	OOR	BW	Bridgestone	Dueler A/T	QJP	2345	18.7
			P265/70R17	9598782	9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.7
			T155/90D17	9597838	G355A1A	112M	SPR	BW	Maxxis	Spare tire	ZCY	518	8.1

12	GMC	Canyon	P215/70R16	9598232	293215	99S	ALS	BW	General	Grabber HTS	QRD	1374MS	11.0
			P235/50R18	9595621	2X1560G	97W	AL3	BW	Goodyear	Eagle RS-A	QDG	1242MS	12.3
			P235/75R16	9596400	3X1441M	106S	ALS	BW	Goodyear	Wrangler S/T	QNF	1272MS	14.5
			P235/75R16	9597839	EC168G	106S	OOR	BW	Firestone	DESTINATION AT	QSR	2346	15.5
			P265/65R18	9595979	DY284G	112S	OOR	BW	Bridgestone	Dueler A/T RH-S	QXN	2337	18.6
			P265/70R17	9597149	DZ504G	113S	OOR	BW	Bridgestone	Dueler A/T	QJP	2345	18.7
			P265/70R17	9598782	9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.7
			T155/90D17	9597838	G355A1A	112M	SPR	BW	Maxxis	Spare tire	ZCY	518	8.1

		Escalade	P265/65R18	9595443	DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.2
			P265/65R18	9595446	LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.5
			P285/45R22	9595860	D0138Q	110H	AL3	BW	Bridgestone	Dueler H/L Alenza	QST	1261MS	19.3

		Escalade	P265/65R18	9595443	DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.2

		ESV	P265/65R18	9595446	LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.5
			P285/45R22	9595860	D0138Q	110H	AL3	BW	Bridgestone	Dueler H/L Alenza	QST	1261MS	19.3

1	Cadillac	Escalade Ext	P265/65R18	9595443	DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.2
			P265/65R18	9595446	LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.5
			P285/45R22	9595860	D0138Q	110H	AL3	BW	Bridgestone	Dueler H/L Alenza	QST	1261MS	19.3

1	Chevrolet	Avalanche	P265/65R18	9595446	LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.5
			P265/65R18	9595979	DY284G	112S	OOR	BW	Bridgestone	Dueler A/T RH-S	QXN	2337	18.6
			P265/70R17	9596719	5X1302A	113S	AL2	BW	Goodyear	Wrangler HP	QGI	1319MS	19.9
			P265/70R17	9598681	8X1420B	113S	AL2	BW	Goodyear	Wrangler HP	QAN	1183MS	17.0
			P265/70R17	9598784	295302	113H	OOR	BW	General	AMERITRAC TR	QBL	2356	17.0
			P275/55R20	9598428	EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.9
			P285/50R20	9597940	5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.5

1	Chevrolet	Silverado	LT245/70R17C	9595505	DX998G	108Q	AT	BW	Firestone	Transforce AT	QXR	2332	17.6
			P245/70R17	9598675	201869	108T	ALS	BW	General	Grabber HTS	QU1	1376MS	15.0
			P245/70R17	9598780	89775	108H	ALS	BW	General	AMERITRAC	QNM	1392	14.7
			P265/65R18	9595443	DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.2
			P265/65R18	9595979	DY284G	112S	OOR	BW	Bridgestone	Dueler A/T RH-S	QXN	2337	18.6
			P265/65R18	9595980	DY284G	112S	OOR	WOL	Bridgestone	Dueler A/T RH-S	QXQ	2337	18.6
			P265/65R18	9597230	EB546G	112S	ALS	BW	Firestone	FS Destination LE	QMG	1302MS	18.6
			P265/65R18	9597231	EB546G	112S	ALS	WOL	Firestone	FS Destination LE	QMH	1302MS	18.6
			P265/70R17	9594729	1X1051D	113S	ALS	BW	Goodyear	Wrangler S/T	ZVL	1210MS	17.6
			P265/70R17	9598782	9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.7
			P265/70R17	9598783	9X1590A	113S	OOR	WOL	Goodyear	Wrangler AT/S	QJM	2323	17.7
			P265/70R17	9598784	295302	113H	OOR	BW	General	AMERITRAC TR	QBL	2356	17.0
			P275/55R20	9597132	3X1421A	111S	AL2	BW	Goodyear	Eagle LS2	QSS	1245MS	18.4
			P285/50R20	9597940	5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.5

1	Chevrolet	Silverado HD	LT235/80R17E	9597936	134883B	117R	ALS	BW	Michelin	LTX MS2	QQO	2025MS	19.6
			LT235/80R17E	9597938	134884B	117R	AT	BW	Michelin	LTX AT2	QZT	2352	19.8
			LT245/75R17/E	9597924	ED301T	121R	ALS	BW	Firestone	Transforce HT	QHQ	2022MS	19.1
			LT265/65R20/E	9597930	7X0020J	117R	AT	BW	Goodyear	Wrangler SR-A	QFC	2355	23.5
			LT265/70R17/E	9595449	DX488G	121Q	AT	BW	Bridgestone	Duravis M700	QXT	2334	22.0
			LT265/70R17/E	9595675	3X0083A	121S	AT	BW	Goodyear	Wrangler SR-A	ZXU	2336	22.2
			LT265/70R18/E	9597932	7X0011B	124Q	ALS	BW	Goodyear	Wrangler SR-A	QWF	2042MS	22.4
			LT265/70R18/E	9597934	134633Y	124R	AT	BW	Michelin	LTX AT2	QGM	2351	23.4

1	Chevrolet	Suburban	LT245/75R16/E	9594923	DR353T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QIZ	2012MS	17.7
			LT245/75R16/E	9597592	DZ796T	120R	OOR	BW	Bridgestone	Duravis M773	QIW	2310	18.5
			LT265/70R17/E	9595449	DX488G	121Q	AT	BW	Bridgestone	Duravis M700	QXT	2334	22.0
			LT265/70R17/E	9595675	3X0083A	121S	AT	BW	Goodyear	Wrangler SR-A	QXU	2336	22.2
			P265/65R18	9595446	LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.5
			P265/65R18	9595979	DY284G	112S	OOR	BW	Bridgestone	Dueler A/T RH-S	QXN	2337	18.6
			P265/70R17	9596719	5X1302A	113S	AL2	BW	Goodyear	Wrangler HP	QGI	1319MS	19.9
			P265/70R17	9598681	8X1420B	113S	AL2	BW	Goodyear	Wrangler HP	QAN	1183MS	17.0
			P265/70R17	9598782	9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.7
			P265/70R17	9598784	295302	113H	OOR	BW	General	AMERITRAC TR	QBL	2356	17.0
			P275/55R20	9598428	EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.9
			P285/50R20	9597940	5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.5

1	Chevrolet	Tahoe	P265/60R17	9596127	4X1501C	108H	AL3	BW	Goodyear	Eagle RS-A	QVT	1275MS	16.1	Yes
			P265/65R18	9595443	DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.2
			P265/65R18	9595446	LA171T	112H	AL3	BW	Bridgestone	Dueler H/L	QXO	1240MS	18.5
			P265/65R18	9595979	DY284G	112S	OOR	BW	Bridgestone	Dueler A/T RH-S	QXN	2337	18.6
			P265/70R17	9598782	9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.7
			P265/70R17	9596719	5X1302A	113S	AL2	BW	Goodyear	Wrangler HP	QGI	1319MS	19.9
			P265/70R17	9598681	8X1420B	113S	AL2	BW	Goodyear	Wrangler HP	QAN	1183MS	17.0
			P265/70R17	9598784	295302	113H	OOR	BW	General	AMERITRAC TR	QBL	2356	17.0
			P275/55R20	9598428	EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.9
			P285/50R20	9597940	5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.5

1	GMC	Sierra	LT245/70R17C	9595505	DX998G	108Q	AT	BW	Firestone	Transforce AT	QXR	2332	17.6
			P245/70R17	9598675	201869	108T	ALS	BW	General	Grabber HTS	QU1	1376MS	15.0
			P245/70R17	9598780	89775	108H	ALS	BW	General	AMERITRAC	QNM	1392	14.7
			P265/65R18	9595443	DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.2
			P265/65R18	9595979	DY284G	112S	OOR	BW	Bridgestone	Dueler A/T RH-S	QXN	2337	18.6
			P265/65R18	9595980	DY284G	112S	OOR	WOL	Bridgestone	Dueler A/T RH-S	QXQ	2337	18.6
			P265/65R18	9597230	EB546G	112S	ALS	BW	Firestone	FS Destination LE	QMG	1302MS	18.6
			P265/65R18	9597231	EB546G	112S	ALS	WOL	Firestone	FS Destination LE	QMH	1302MS	18.6
			P265/70R17	9594729	1X1051D	113S	ALS	BW	Goodyear	Wrangler S/T	ZVL	1210MS	17.6
			P265/70R17	9598782	9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.7
			P265/70R17	9598783	9X1590A	113S	OOR	WOL	Goodyear	Wrangler AT/S	QJM	2323	17.7
			P265/70R17	9598784	295302	113H	OOR	BW	General	AMERITRAC TR	QBL	2356	17.0

			P275/55R20	9597132	3X1421A	111S	AL2	BW	Goodyear	Eagle LS2	QSS	1245MS	18.4
			P285/50R20	9597940	5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.5

1	GMC	Sierra HD	LT235/80R17E	9597936	134883B	117R	ALS	BW	Michelin	LTX MS2	QQO	2025MS	19.6
			LT235/80R17E	9597938	134884B	117R	AT	BW	Michelin	LTX AT2	QZT	2352	19.8
			LT245/75R17/E	9597924	ED301T	121R	ALS	BW	Firestone	Transforce HT	QHQ	2022MS	19.1
			LT265/65R20	9597930	7X0020J	117R	AT	BW	Goodyear	Wrangler SR-A	QFC	2355	23.5
			LT265/70R17/E	9595449	DX488G	121Q	AT	BW	Bridgestone	Duravis M700	QXT	2334	22.0
			LT265/70R17/E	9595675	3X0083A	121S	AT	BW	Goodyear	Wrangler SR-A	QXU	2336	22.2
			LT265/70R18/E	9597932	7X0011B	124Q	ALS	BW	Goodyear	Wrangler SR-A	QWF	2042MS	22.4
			LT265/70R18/E	9597934	134633Y	124R	AT	BW	Michelin	LTX AT2	QGM	2351	23.4

1	GMC	Yukon	P265/65R18	9595443	DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.2
			P265/70R17	9596719	5X1302A	113S	AL2	BW	Goodyear	Wrangler HP	QGI	1319MS	19.9
			P265/70R17	9598681	8X1420B	113S	AL2	BW	Goodyear	Wrangler HP	QAN	1183MS	17.0
			P265/70R17	9598782	9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.7
			P265/70R17	9598784	295302	113H	OOR	BW	General	AMERITRAC TR	QBL	2356	17.0
			P275/55R20	9598428	EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.9
			P285/50R20	9597940	5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.5

1	GMC	Yukon - XL	LT245/75R16/E	9594923	DR353T	120S	ALS	BW	Bridgestone	V-Steel RIB R265	QIZ	2012MS	17.7

1	GMC		LT245/75R16/E	9597592	DZ796T	120R	OOR	BW	Bridgestone	Duravis M773	QIW	2310	18.5
			LT265/70R17/E	9595449	DX488G	121Q	AT	BW	Bridgestone	Duravis M700	QXT	2334	22.0
			LT265/70R17/E	9595675	3X0083A	121S	AT	BW	Goodyear	Wrangler SR-A	ZXU	2336	22.2
			P265/70R17	9596719	5X1302A	113S	AL2	BW	Goodyear	Wrangler HP	QGI	1319MS	19.9
			P265/70R17	9598681	8X1420B	113S	AL2	BW	Goodyear	Wrangler HP	QAN	1183MS	17.0
			P265/70R17	9598782	9X1590A	113S	OOR	BW	Goodyear	Wrangler AT/S	QJP	2323	17.7
			P265/70R17	9598784	295302	113H	OOR	BW	General	AMERITRAC TR	QBL	2356	17.0
			P275/55R20	9598428	EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.9
			P285/50R20	9597940	5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.5

1	GMC	Yukon - XL	P265/65R18	9595443	DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.2
		Denali	P275/55R20	9598428	EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.9
			P285/50R20	9597940	5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.5

1	GMC	Yukon Denali	P265/65R18	9595443	DX199G	112S	AL2	BW	Bridgestone	Dueler H/T	QXK	1239MS	18.2
			P275/55R20	9598428	EC513Q	111S	AL2	BW	Bridgestone	Dueler H/L Alenza	QSS	1245MS	18.9
			P285/45R22	9595860	D0138Q	110H	AL3	BW	Bridgestone	Dueler H/L Alenza	QST	1261MS	19.3
			P285/50R20	9597940	5X1430	111H	AL3	BW	Goodyear	Eagle GT2	QHX	1341MS	18.5

1	GMT900	SPARE	LT235/80R17E	9597936	134883B	117R	ALS	BW	Michelin	LTX MS2	QQO	2025MS	19.6
			LT235/80R17E	9597938	134884B	117R	AT	BW	Michelin	LTX AT2	QZT	2352	19.8
			LT245/75R17/E	9597924	ED301T	121R	ALS	BW	Firestone	Transforce HT	QHQ	2022MS	19.1
			LT265/70R17/E	9595449	DX488G	121Q	AT	BW	Bridgestone	Duravis M700	QXT	2334	22.0
			LT265/70R17/E	9595675	3X0083A	121S	AT	BW	Goodyear	Wrangler SR-A	ZXU	2336	22.2
			LT265/70R18/E	9597934	134633Y	124R	AT	BW	Michelin	LTX AT2	QGM	2351	23.4
			LT265/75R16/E	9595243	EA921T	123Q	OOR	BW	Bridgestone	Duravis M773	ZER	2331	21.7
			P245/70R17	9598780	89775	108H	ALS	BW	General	AMERITRAC	QNM	1392	14.7
			P265/70R17	9594729	1X1051D	113S	ALS	BW	Goodyear	Wrangler S/T	ZVL	1210MS	17.6
			P265/70R17	9596719	5X1302A	113S	AL2	BW	Goodyear	Wrangler HP	QGI	1319MS	19.9
			P265/70R17	9598256	88750.	113H	OOR	BW	General	AMERITRAC TR	ZBL	2356	17.0

0G	Buick	LaCrosse	P235/50R18	9596641	133945N	97V	AL3	BW	Michelin	Pilot HX MXM4	QKE	1321MS	12.5
			P245/40R19	92206523	7X1411D	94W	AL3	BW	Goodyear	Eagle RS-A	RP2	1366MS	11.4
			P245/50R17	9597556	134580K	98H	AL3	BW	Michelin	Primacy MXM4	QFV	1353MS	11.6
			T125/70R17	13235024	GEPS12D	98M	SPR	BW	Maxxis	MAXXIS	Q77	619	5.4

0G	Buick	Regal	P235/50R18	9596641	133945N	97V	AL3	BW	Michelin	Pilot HX MXM4	QKE	1321MS	12.5
			P245/40R19	92206523	7X1411D	94W	AL3	BW	Goodyear	Eagle RS-A	RP2	1366MS	11.4
			T125/70R17	13235024	GEPS12D	98M	SPR	BW	Maxxis	MAXXIS	Q77	619	5.4
			T125/80R16	13219382	GEPS22B	97M	CS	BW	Maxxis	MAXXIS	P76	618	5.4

Attachment 1C

VN9 Tier Program for the 2012 Model Year

GUIDELINES, RATES AND PARAMETERS

	Tier 1	Tier 2	Tier 3	Tier 4

	Sonic	Impala	Corvette	Suburban
	Cruze	Express	Canyon	Yukon XL
	Regal	Savana	Colorado	Tahoe
	Malibu	Camaro	LaCrosse	Yukon
	Verano	Camaro Cnvrt		Escalade
		Silverado		Acadia
		Sierra		Enclave
		Equinox		Traverse
		Terrain		CTS
				SRX

Month Of Vehicle Acceptance:	Purchase Percentages				Free Miles	Excess Mileage Penalty	Damage Allowance
	Tier 1%	Tier 2%	Tier 3%	Tier 4%

July 2011	87.5	87.5	88.5	91.5	20,000	$0.25	$450
Aug	87.5	87.5	88.5	91.5	20,000	$0.25	$450
Sep	87.5	87.5	88.5	91.5	20,000	$0.25	$450
Oct	87.5	87.5	88.5	91.5	22,500	$0.25	$450
Nov	86.5	87.5	87.5	90.5	22,500	$0.25	$450
Dec	85.5	87.5	87.5	90.5	22,500	$0.25	$450

Jan 2012	85	87	87.5	90.5	25,000	$0.25	$450
Feb	84.5	86.5	87.5	90	25,000	$0.25	$450
Mar	84	86	87.5	89.5	25,000	$0.25	$450
Apr	83.5	85.5	87	89	27,500	$0.25	$450
May	82.5	84.5	86.5	88.5	27,500	$0.25	$450
June	82	84	86	88	29,250	$0.25	$450

July	81	83	85	87.5	29,250	$0.30	$450
Aug	80	81	84	86.5	29,250	$0.30	$450
Sep	79	80	83	84	29,250	$0.30	$450
Oct	77	77	81	83	29,250	$0.30	$450
Nov	76	77	78	82	29,250	$0.30	$450
Dec	75	77	77	81	29,250	$0.30	$450

Jan 2013	74	76	76	80	31,000	$0.30	$450
Feb	73	75	76	80	31,000	$0.30	$450
Mar	72	74	75	79	31,000	$0.30	$450
Apr	71	73	74	78	33,000	$0.30	$450
May	70	72	73	77	33,000	$0.30	$450
June	69	71	72	76	33,000	$0.30	$450

July	67	69	70	74	35,000	$0.40	$450
Aug	66	68	69	73	35,000	$0.40	$450
Sep	65	67	68	72	35,000	$0.40	$450
Oct	65	67	67	71	37,500	$0.40	$450
Nov	63	66	67	70	37,500	$0.40	$450
Dec	63	65	67	70	37,500	$0.40	$450

Jan 2014	63	65	66	69	40,000	$0.40	$450
Feb	61	64	65	68	40,000	$0.40	$450
Mar	59	62	64	65	40,000	$0.40	$450
Apr	57	61	63	64	42,500	$0.40	$450
May	55	58	60	63	42,500	$0.40	$450
June	53	55	57	60	42,500	$0.40	$450
July	49	51	55	57	42,500	$0.40	$450

ADDITIONAL PARAMETERS

REQUIRED OPTIONS:

VN9 + CUSTOMER CODE

REQUIRED HOLD PERIOD:

MINIMUM HOLD:	0 MONTHS (0 DAYS)
MAXIMUM HOLD:	24 MONTHS (730 DAYS)

All 2012 MY VN9 units must be accepted before 7/31/2014

DAMAGE ALLOWANCE:

$450 DEDUCTIBLE

Refer to 2011 CY Turn-In Standards and

Procedures (Attachment 1B) for more information

MILEAGE ALLOWANCE:

Refer to chart for free miles and penalties

No Maximum Mileage Limitations

Effective date of mileage change is the first day of the month

IN SERVICE DATE = EXPIRATION IN TRANSIT (as shown on invoice) + 5 DAYS

DEPRECIATION CALCULATIONS:

1. Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.

2. Depreciation from the capitalized cost will be based on specific purchase percentages of dealer invoice, scaled by vehicle assignment into one of four tier groups. The return purchase amount shall be calculated as a percent of the capitalized cost including freight.

3. The return purchase percentage varies daily and is determined by the day the vehicle is returned and accepted by General Motors in accordance with GM 2011 CY Turn-In Standards and Procedures (Attachment 1B).

4. The daily purchase rate equals the change in the monthly rate divided by the number of calendar days for that month.

5. Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental company meets all program parameters and completes the sign-off procedures.

Attachment 1D

YT2 Flat Rate Program for the 2012 Model Year

GUIDELINES, RATES AND PARAMETERS

Vehicle Segment	Depreciation	Depreciation	ADDITIONAL PARAMETERS
Brand	$/Month 1st Cycle	$/Month 2nd Cycle	REQUIRED OPTIONS:

[REDACTED]

Attachment 1E

YT6 Flat Rate Program for the 2012 Model Year

GUIDELINES, RATES AND PARAMETERS

Vehicle Segment	Depreciation	Depreciation		ADDITIONAL PARAMETERS
Brand	$/Month 1st Cycle	$/Month 2nd Cycle	Invoice Credit	REQUIRED OPTIONS: VN9 + YT6 + BQ2

[REDACTED]

1 of 1	Attachment 1R

GENERAL MOTORS

2012 MY DAILY RENTAL [REDACTED] PROGRAM

1.	PROGRAM NAME AND NUMBER:

2012 Model Year Daily Rental [REDACTED] Program for Daily Rental Customers

2.	PROGRAM DESCRIPTION/RULES:

Vehicles eligible for the [REDACTED] program must have an average of [REDACTED] miles prior to [REDACTED]. Eligible GM models are detailed in Attachment 3. It is the rental customer’s responsibility to maintain on file verification of vehicle mileage at the time the vehicle is [REDACTED]. GM reserves the right to audit the rental company to insure compliance with this guideline. Excluded from the mileage average would be [REDACTED] as identified in a total application verification file submitted by the rental account, which will include [REDACTED] under the program guidelines, in conjunction with the electronic data file required for RIMS processing.

Rental customers must submit [REDACTED]% of the total agreed to contractual volume (excluding [REDACTED]), before GM will [REDACTED]. All submissions must be identified by VIN through electronic media transmission to GM – (C3 De-Enroll File Format.) Once processed, these units will be [REDACTED].

Rental customers may [REDACTED]. However, vehicles [REDACTED]. They may be included in the [REDACTED] program subject to the other terms and conditions of this Program.

[REDACTED] and will not count toward the [REDACTED] submission. No exceptions will be made, including but not limited for reasons of frame, fire or flood damage, for the 2012 model year [REDACTED] program.

Vehicles previously turned-in and accepted by a GM-Sponsored Auction location [REDACTED].

Vehicles selected for [REDACTED] by the rental customer, which are not deemed [REDACTED] must have been used exclusively in daily rental business, and must comply with the terms and conditions outlined in GM’s National Daily Rental Purchase Program (Attachment 1) for the appropriate 2012 model year.

3.	OTHER PROGRAM GUIDELINES:

Rental customer agrees to retain any documents or records relevant to vehicles purchased under this program [REDACTED] under this program for two years after the close of this program. Rental customer agrees to permit any designated representative of GM to examine, audit and take copies of any accounts and records the rental customer is to maintain under this program. The rental customer agrees to make such accounts readily available at its facilities during regular business hours. GM agrees to furnish the rental customer with a list of any reproduced records.

GM reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgment, except for [REDACTED]. Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with General Motors.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-665-1137

Friday, July 29, 2011

Attachment 1T

Release and Settlement Date for True Up and Interest

Month/YR	Payment Register Transmission Date	Bank Account Settlement Date
JAN 11	Thu 1/6/11	Tue 1/11/11
FEB 11	Thu 2/3/11	Wed 2/9/11
MAR 11	Thu 3/3/11	Wed 3/9/11
APR 11	Tue 4/5/11	Mon 4/11/11
MAY 11	Thu 5/5/11	Tue 5/10/11
JUN 11	Fri 6/3/11	Thu 6/9/11
JUL 11	Tue 7/12/11	Mon 7/18/11
AUG 11	Thu 8/4/11	Tue 8/9/11
SEP 11	Tue 9/6/11	Mon 9/12/11
OCT 11	Thu 10/6/11	Wed 10/12/11
NOV 11	Thu 11/3/11	Wed 11/9/11
DEC 11	Tue 12/6/11	Fri 12/9/11

July payments for June activity will not occur until after the GM shutdown per program guideline documents

Page 1 of 3	Attachment 2

GENERAL MOTORS

2012 MY RISK VX7 - NATIONAL FLEET RISK PURCHASE PROGRAM GUIDELINES

1.	PROGRAM NAME AND NUMBER:

2012 Model Year National Fleet Risk Purchase Program for Daily Rental Customers

Program Code: VX7

Program No. 02-12VX70- 01

2.	PROGRAM DESCRIPTION:

This program makes available to General Motor’s dealers and qualified daily rental customers, allowances on select 2012 model year General Motors vehicles sold and delivered to qualified daily rental customers.

The following are not eligible for this program:

•	Preferred Equipment Group (P.E.G.)/Option package discounts

•	Recreational vehicles

•	Vehicles delivered from dealer inventory

A qualified daily rental fleet customer must have a General Motors Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive.

3.	PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:

Program Start Date:	Opening of 2012 model year ordering system
Program End Date:	When Dealers are notified that 2012 model year fleet orders are no longer being accepted by General Motors
In-service Period:	Minimum seven (7) months. If, however, a vehicle has been damaged beyond repair, i.e., fire, frame, stolen, embezzled or water damage, etc., and documentation is available to support the condition, this provision will be waived.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

All vehicles including non-returned vehicles supplied by GM under this agreement are subject to the export control laws and regulations of the United Sates (U.S.) and the daily rental customers and dealers shall comply with such laws and regulations.

4.	Eligible Models/Required Options FOR Order and Delivery:

Eligible Models:

All new and unused 2012 GM models with the required minimum factory installed equipment levels specified and processing options ordered for qualified daily rental customers for use as daily rental vehicles and delivered by GM dealers are eligible for the VX7 program. Eligible vehicles are required to comply with minimum factory installed equipment levels specified in the Minimum Equipment Guidelines ( Attachment 2A - “MEG”).

General Motors upfitted vehicles, with the exception of recreational vehicles, are eligible as long as:

a.	the vehicle was purchased directly from GM or from another dealer in the United States

b.	title to the vehicle was retained by the franchised dealer through the point of sale

c.	delivery to the ultimate fleet customer can be proven

Required Options for Order and Delivery:

Vehicles purchased under the 2012 Model Year National Fleet Risk Purchase Program must be ordered with VX7 and appropriate customer code as stated in the contractual agreement and will not be eligible for retail sale incentives. VX7 program incentive amounts are not available to dealers and only available to daily rental fleet customers with an active GM contract. Units ordered with option VX7 receive order date price protection (PRP).

All Orders must include the following:

a.	Valid GM FAN (Fleet Account Number)

b.	Option Codes: VX7 and rental customer code

c.	Order Type: FDR .

d.	Delivery Type: 020 – Daily Rental

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-667-1137

Friday, July 29, 2011

Page 2 of 3	Attachment 2

Dealer orders currently on hand or in the system that qualify for this program, and have the appropriate processing options, can be amended if they have not been released to production. This is the ordering dealer’s responsibility.

Units delivered to rental customer’s drop ship sites must have the rental customer’s code on the window label and delivery receipts must be checked to verify proper ownership of the vehicle. GM Customer Support should be contacted immediately regarding units delivered to the wrong drop ship site to determine the appropriate course of action. Units that were incorrectly delivered must not be placed into rental service. GM reserves the right to deny incentives on units in rental service that have been incorrectly delivered and accepted, or titled.

5.	COMPATIBLE INCENTIVES & ALLOWANCE PROGRAMS:

Vehicles delivered to fleet customers with the above delivery type may be eligible for the following other incentive programs. Because not all the programs listed below may be combined with each other, consult the guidelines of each program to determine applicability. Programs not listed below would not be compatible unless the specific guidelines indicate otherwise.

FLEET CUSTOMERS (GM FAN HOLDERS)	YES/NO

GENERAL
GM MOBILITY	(MOB/MOC/R8L) N
SALESPERSON / SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD	(UDB) N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7) N
PRICE PROTECTION/ORDER DATE	(PRP) Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3) Y
INTRANSIT INTEREST CREDIT	(C4C) Y

RENTAL
REPURCHASE	(VN9) N
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9) N
RISK	(VX7) X
GM DEALER RENT-A-CAR	(FKR/FKL) N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS) N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP) N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE) N
SMALL FLEET APR ALTERNATIVE	(XMC) N
GM’S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING	(TSI) N
MOTOR HOME INCENTIVE	(R7Y) N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H) N
RECREATIONAL VEHICLE INCENTIVE	(R6J) N
DEMO - LIGHT DUTY DEALER	(DEM/DEE) N
DEMO - LIGHT DUTY SVM	(DES) N
SIERRA FLEET PEG	(R7F/FLS) N

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-667-1137

Friday, July 29, 2011

Page 3 of 3	Attachment 2

FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP) N

6.	GENERAL PROGRAM GUIDELINES:

A.	General Motors defines a rental vehicle as:

a.	“The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for purchase or other incentives.”

b.	If a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for purchase or incentives. General Motors may audit the rental customer to ensure compliance with this guideline.

B.	All eligible units must be delivered to the rental customer through a General Motors dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or individual are ineligible for payment.

C.	General Motors reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program guidelines. All moneys improperly paid will be charged back. Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement(s).

D.	Optional equipment and, in special circumstances, certain standard equipment can be added to and deleted from GM vehicles during the ordering and manufacturing process by retail, fleet and rental customers. It is the rental customer’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle. Rental customers that use third party build specifications to promote the sale of their unit should be especially careful to ensure the accuracy of that data.

E.	General Motors reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgment. Final decisions in all matters relative to interpretation of any rule or phase of this activity rest solely with General Motors.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER

SUPPORT CENTER AT 1-800-FLEET OP.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-667-1137

Friday, July 29, 2011

Attachment 2A (VX7 and Reclass)

National Fleet Risk Incentives for the 2012 Model Year													[REDACTED]
Minimum Equipment, Optional Equipment and Base Rates by Model Code													Dollars

AVIS BUDGET GROUP					2012 MY Minimum Equipment and Incentives								Memo:
UMD	DIVISION	MODEL DESCRIPTION	Volume Requirements by Trim		VX7 Base Incentive		VX7 Uplevel Incentive		2012 MY Bonus		Total Incentive		VN9/YT2 [REDACTED] $/unit		YT6 [REDACTED] $/unit
					$/Unit				$/Unit		$/Unit
4GL69	Buick	Regal CXL	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
4GK69	Buick	Regal CXL Turbo	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
4R14526	Buick	Enclave CX FWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
4R14526	Buick	Enclave CXL-1 FWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
4R14526	Buick	Enclave CXL-2 FWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
4V14526	Buick	Enclave CX AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
4V14526	Buick	Enclave 1SL AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
4V14526	Buick	Enclave CXL-2 AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
4GB69	Buick	LaCrosse CX 4-Cyl	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
4GM69	Buick	LaCrosse CXL FWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
4GG69	Buick	LaCrosse CXL AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
4GT69	Buick	LaCrosse CXS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

6DM69	Cadillac	CTS 3.0L 1SB	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DM69	Cadillac	CTS 3.0L 1SD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DM69	Cadillac	CTS 3.0L 1SF	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DG69	Cadillac	CTS 3.0L 1SB AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DG69	Cadillac	CTS 3.0L 1SD AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DG69	Cadillac	CTS 3.0L 1SF AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DP69	Cadillac	CTS 3.6L 1SF	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DP69	Cadillac	CTS 3.6L 1SH	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DH69	Cadillac	CTS 3.6L AWD 1SF	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DH69	Cadillac	CTS 3.6L AWD 1SH	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DN69	Cadillac	CTS-V	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DM35	Cadillac	CTS WAGON 3.0L RWD 1SB	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DM35	Cadillac	CTS WAGON 3.0L RWD 1SD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DM35	Cadillac	CTS WAGON 3.0L RWD 1SF	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DG35	Cadillac	CTS WAGON 3.0L AWD 1SB	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DG35	Cadillac	CTS WAGON 3.0L AWD 1SD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DG35	Cadillac	CTS WAGON 3.0L AWD 1SF	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DP35	Cadillac	CTS WAGON 3.6L RWD 1SF	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DP35	Cadillac	CTS WAGON 3.6L RWD 1SH	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DH35	Cadillac	CTS WAGON 3.6L AWD 1SF	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DH35	Cadillac	CTS WAGON 3.6L AWD 1SH	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DP35	Cadillac	CTS 3.6L 1SB Coupe	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DP35	Cadillac	CTS 3.6L 1SF Coupe	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DP35	Cadillac	CTS 3.6L 1SH Coupe	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DH35	Cadillac	CTS 3.6L 1SB AWD Coupe	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DH35	Cadillac	CTS 3.6L 1SF AWD Coupe	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DH35	Cadillac	CTS 3.6L 1SH AWD Coupe	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6DN35	Cadillac	CTS-V Coupe	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6NG26	Cadillac	SRX 1SA FWD BASE	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6NG26	Cadillac	SRX 1SB FWD LUXURY	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6NG26	Cadillac	SRX 1SD FWD PERFORMANCE	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6NG26	Cadillac	SRX 1SE FWD PREMIUM	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6NL26	Cadillac	SRX 1SB AWD LUXURY	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6NL26	Cadillac	SRX 1SD AWD PERFORMANCE	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6NL26	Cadillac	SRX 1SE AWD PREMIUM	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6NL26	Cadillac	SRX 1SD AWD PERFORMANCE TURBO	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6NL26	Cadillac	SRX 1SE AWD PREMIUM TURBO	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6K10706	Cadillac	Escalade AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6K10706	Cadillac	Escalade AWD Luxury	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6K10706	Cadillac	Escalade AWD Premium	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6K10706	Cadillac	Escalade AWD Platinum	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6K10706	Cadillac	Escalade AWD Platinum Hybrid	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6K10706	Cadillac	Escalade AWD Hybrid	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6C10706	Cadillac	Escalade 2WD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6C10706	Cadillac	Escalade 2WD Luxury	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6C10706	Cadillac	Escalade 2WD Premium	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6C10706	Cadillac	Escalade 2WD Platinum	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6C10706	Cadillac	Escalade 2WD Platinum Hybrid	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6C10706	Cadillac	Escalade 2WD Hybrid	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6K10906	Cadillac	Escalade ESV AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6K10906	Cadillac	Escalade ESV AWD Luxury	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6K10906	Cadillac	Escalade ESV AWD Premium	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6K10906	Cadillac	Escalade ESV AWD Platinum	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6C10906	Cadillac	Escalade ESV 2WD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6C10906	Cadillac	Escalade ESV 2WD Luxury	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6C10906	Cadillac	Escalade ESV 2WD Premium	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6C10906	Cadillac	Escalade ESV 2WD Platinum	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Attachment 2A (VX7 and Reclass)

AVIS BUDGET GROUP					2012 MY Minimum Equipment and Incentives								Memo:
UMD	DIVISION	MODEL DESCRIPTION	Volume Requirements by Trim		VX7 Base Incentive		VX7 Uplevel Incentive		2012 MY Bonus		Total Incentive		VN9/YT2 [REDACTED] $/unit		YT6 [REDACTED] $/unit
					$/Unit				$/Unit		$/Unit
6K10936	Cadillac	Escalade EXT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6K10936	Cadillac	Escalade EXT Luxury	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
6K10936	Cadillac	Escalade EXT Premium	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

1JU69	Chevrolet	Sonic 4DR LS *	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1JV69	Chevrolet	Sonic 4DR LT *	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1JW69	Chevrolet	Sonic 4DR LTZ *	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1JU48	Chevrolet	Sonic 5DR LS *	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1JV48	Chevrolet	Sonic 5DR LT *	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1JW48	Chevrolet	Sonic 5DR LTZ*	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1PL69	Chevrolet	Cruze 2LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1PB69	Chevrolet	Cruze ECO	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1PX69	Chevrolet	Cruze 1FL	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1PX69	Chevrolet	Cruze 1LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1PX69	Chevrolet	Cruze 2LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1PW69	Chevrolet	Cruze LTZ	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1ZG69	Chevrolet	Malibu 386 LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1ZG69	Chevrolet	Malibu 386 1FL	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1ZH69	Chevrolet	Malibu 386 1LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1ZJ69	Chevrolet	Malibu 386 2LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1ZK69	Chevrolet	Malibu 386 LTZ	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1EE37	Chevrolet	Camaro LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1EF37	Chevrolet	Camaro 1LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1EH37	Chevrolet	Camaro 2LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1ES37	Chevrolet	Camaro 1SS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1ET37	Chevrolet	Camaro 2SS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1EF67	Chevrolet	CAMARO 1LT Covertible	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1EH67	Chevrolet	CAMARO 2LT Covertible	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1ES67	Chevrolet	CAMARO 1SS Covertible	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1ET67	Chevrolet	CAMARO 2SS Covertible	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1WB19	Chevrolet	Impala LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1WT19	Chevrolet	Impala 1LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1WF19	Chevrolet	Impala 1FL	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1WG19	Chevrolet	Impala 2FL	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1WU19	Chevrolet	Impala LTZ	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1YG07	Chevrolet	Corvette Coupe	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1YG07	Chevrolet	Corvette Coupe Grand Sport	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1YY67	Chevrolet	Corvette Convertible	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1YG67	Chevrolet	Corvette Convertible Grand Sport	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1YY87	Chevrolet	Corvette Z06	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1YY87	Chevrolet	Corvette Super Sport ZR1	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1RC68	Chevrolet	Volt	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

all	Chevy Trk.	Colorado - all	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CR14526	Chevy Trk.	Traverse FWD LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CR14526	Chevy Trk.	Traverse FWD 1LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CR14526	Chevy Trk.	Traverse FWD 2LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CR14526	Chevy Trk.	Traverse FWD LTZ	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CV14526	Chevy Trk.	Traverse AWD LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CV14526	Chevy Trk.	Traverse AWD 1LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CV14526	Chevy Trk.	Traverse AWD 2LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CV14526	Chevy Trk.	Traverse AWD LTZ	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1LF26	Chevy Trk.	Equinox FWD LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1LG26	Chevy Trk.	Equinox AWD LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1LH26	Chevy Trk.	Equinox FWD LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1LH26	Chevy Trk.	Equinox FWD 2LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1LK26	Chevy Trk.	Equinox AWD LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1LK26	Chevy Trk.	Equinox AWD 2LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1LJ26	Chevy Trk.	Equinox FWD LTZ	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
1LM26	Chevy Trk.	Equinox AWD LTZ	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
var	Chevy Trk.	Silverado - all	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CC10706	Chevy Trk.	Tahoe 4-Door 2WD 1LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CC10706	Chevy Trk.	Tahoe 4-Door 2WD LTZ	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CC10706	Chevy Trk.	Tahoe 4-Door 2WD 1LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CC10706	Chevy Trk.	Tahoe 4-Door 2WD Hybrid	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CK10706	Chevy Trk.	Tahoe 4-Door 4WD 1LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CK10706	Chevy Trk.	Tahoe 4-Door 4WD 1LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CK10706	Chevy Trk.	Tahoe 4-Door 4WD LTZ	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CK10706	Chevy Trk.	Tahoe 4-Door 4WD Hybrid	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Attachment 2A (VX7 and Reclass)

AVIS BUDGET GROUP					2012 MY Minimum Equipment and Incentives								Memo:
UMD	DIVISION	MODEL DESCRIPTION	Volume Requirements by Trim		VX7 Base Incentive		VX7 Uplevel Incentive		2012 MY Bonus		Total Incentive		VN9/YT2 [REDACTED] $/unit		YT6 [REDACTED] $/unit
					$/Unit				$/Unit		$/Unit
CC10906	Chevy Trk.	Suburban 2WD (1500 Series) 1LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CC10906	Chevy Trk.	Suburban 2WD (1500 Series) 1LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CC10906	Chevy Trk.	Suburban 2WD (1500 Series) LTZ	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CC20906	Chevy Trk.	Suburban 2WD (2500 Series) 1LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CC20906	Chevy Trk.	Suburban 2WD (2500 Series) 1LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CK10906	Chevy Trk.	Suburban 4WD (1500 Series) 1LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CK10906	Chevy Trk.	Suburban 4WD (1500 Series) 1LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CK10906	Chevy Trk.	Suburban 4WD (1500 Series) LTZ	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CK20906	Chevy Trk.	Suburban 4WD (2500 Series) 1LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CK20906	Chevy Trk.	Suburban 4WD (2500 Series) 1LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
var	Chevy Trk.	Avalanche - all	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
var	Chevy Trk.	Express - all	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

var	GMC	Canyon - all	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TR14526	GMC	Acadia SLE1 FWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TR14526	GMC	Acadia SLT1 FWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TR14526	GMC	Acadia SLT2 FWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TR14526	GMC	Acadia SLE2 FWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TR14526	GMC	Acadia Denali FWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TV14526	GMC	Acadia SLE1 AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TV14526	GMC	Acadia SLT1 AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TV14526	GMC	Acadia SLT2 AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TV14526	GMC	Acadia SLE2 AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TV14526	GMC	Acadia Denali AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TLF26	GMC	Terrain SLE1 FWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TLH26	GMC	Terrain SLE2 FWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TLH26	GMC	Terrain SLT1 FWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TLJ26	GMC	Terrain SLT2 FWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TLG26	GMC	Terrain SLE1 AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TLK26	GMC	Terrain SLE2 AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TLK26	GMC	Terrain SLT1 AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TLM26	GMC	Terrain SLT2 AWD	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
var	GMC	Sierra - all	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TC10706	GMC	Yukon 4-Door 2WD SLE-1	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TC10706	GMC	Yukon 4-Door 2WD SLT-1	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TC10706	GMC	Yukon 4-Door 2WD (Denali)	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TC10706	GMC	Yukon 4-Door 2WD Hybrid	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TC10706	GMC	Yukon 4-Door 2WD Denali Hybrid	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TK10706	GMC	Yukon 4-Door 4WD SLE-1	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TK10706	GMC	Yukon 4-Door 4WD SLT-1	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TK10706	GMC	Yukon 4-Door AWD (Denali)	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TK10706	GMC	Yukon 4-Door 4WD Hybrid	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TK10706	GMC	Yukon 4-Door 4WD Denali Hybrid	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TC10906	GMC	Yukon XL 2WD (1500 Series) SLE-1	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TC10906	GMC	Yukon XL 2WD (1500 Series) SLT-1	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TC10906	GMC	Yukon XL 2WD (1500 Series) Denali	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TC20906	GMC	Yukon XL 2WD (2500 Series) SLE-1	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TC20906	GMC	Yukon XL 2WD (2500 Series) SLT-1	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TK10906	GMC	Yukon XL 4WD (1500 Series) SLE-1	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TK10906	GMC	Yukon XL 4WD (1500 Series) SLT-1	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TK10906	GMC	Yukon XL AWD (1500 Series) Denali	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TK20906	GMC	Yukon XL 4WD (2500 Series) SLE-1	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TK20906	GMC	Yukon XL 4WD (2500 Series) SLT-1	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
var	GMC	Savana - all	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TBD	Chevrolet	Captiva LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TBD	Chevrolet	Captiva 2LS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TBD	Chevrolet	Captiva 2LT	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
TBD	Chevrolet	Captiva LTZ	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Attachment 3

2012 Model Year Daily Rental Program

Volume Commitments and Incentives by Program

Vehicle Line Mix	VN9 Volume by Program			2012 MY Volume Summary			Incentives by Program
	VN9 Tier -Units-	YT2 Flat -Units-	YT6 Flat -Units-	All Repurchase -Units-	VX7 RISK -Units-	Total -Units-	VN9/YT2/YT6 Matrix $/Unit	VN9/YT2 MY Bonus $/Unit	YT6 MY Bonus $/Unit	VX7 Matrix $/ Unit	VX7 MY Bonus $/Unit

Sonic	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Cruze	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Verano	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Malibu	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Impala	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Regal	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
LaCrosse	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Volt	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
CTS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
SRX	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Escalade	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Tahoe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Yukon	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Suburban	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Yukon XL	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Silverado	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Sierra	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Avalanche	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Canyon	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Colorado	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Camaro	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Camaro Convertible	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Corvette	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Traverse	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Acadia	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Enclave	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Equinox	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Terrain	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Captiva	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Express	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Savanna	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Totals	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Program %	[REDACTED]	[REDACTED]	[REDACTED]

GENERAL MOTORS LLC		AVIS BUDGET CAR RENTAL LLC

By:		By:
Name:	Brian J. Small	Name:	Michael Schmidt
Title:	General Manager, Fleet & Commercial	Title:	Senior Vice President
	Operations/NAIPC		Fleet Services

Attachment 3

VN9/YT2/YT6 Volume Amendments QUARTERLY UPDATES
Vehicle Line Mix	Initial Contract	OCT 2011	JAN 2012	APR 2012	JUL 2012	OCT 2012	JAN 2013	APR 2013	FINAL RECON	Revised Contract	TOTAL ADJ

Sonic	[REDACTED]									[REDACTED]	[REDACTED]
Cruze	[REDACTED]									[REDACTED]	[REDACTED]
Verano	[REDACTED]									[REDACTED]	[REDACTED]
Malibu	[REDACTED]									[REDACTED]	[REDACTED]
Impala	[REDACTED]									[REDACTED]	[REDACTED]
Regal	[REDACTED]									[REDACTED]	[REDACTED]
LaCrosse	[REDACTED]									[REDACTED]	[REDACTED]
Volt	[REDACTED]									[REDACTED]	[REDACTED]
CTS	[REDACTED]									[REDACTED]	[REDACTED]
SRX	[REDACTED]									[REDACTED]	[REDACTED]
Escalade	[REDACTED]									[REDACTED]	[REDACTED]
Tahoe	[REDACTED]									[REDACTED]	[REDACTED]
Yukon	[REDACTED]									[REDACTED]	[REDACTED]
Suburban	[REDACTED]									[REDACTED]	[REDACTED]
Yukon XL	[REDACTED]									[REDACTED]	[REDACTED]
Silverado	[REDACTED]									[REDACTED]	[REDACTED]
Sierra	[REDACTED]									[REDACTED]	[REDACTED]
Avalanche	[REDACTED]									[REDACTED]	[REDACTED]
Canyon	[REDACTED]									[REDACTED]	[REDACTED]
Colorado	[REDACTED]									[REDACTED]	[REDACTED]
Camaro	[REDACTED]									[REDACTED]	[REDACTED]
Camaro Convertible	[REDACTED]									[REDACTED]	[REDACTED]
Corvette	[REDACTED]									[REDACTED]	[REDACTED]
Traverse	[REDACTED]									[REDACTED]	[REDACTED]
Acadia	[REDACTED]									[REDACTED]	[REDACTED]
Enclave	[REDACTED]									[REDACTED]	[REDACTED]
Equinox	[REDACTED]									[REDACTED]	[REDACTED]
Terrain	[REDACTED]									[REDACTED]	[REDACTED]
Captiva	[REDACTED]									[REDACTED]	[REDACTED]
Express	[REDACTED]									[REDACTED]	[REDACTED]
Savanna	[REDACTED]									[REDACTED]	[REDACTED]

Repurchase Totals	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

										[REDACTED]	[REDACTED]

VX7 Volume Amendments QUARTERLY UPDATES
Vehicle Line Mix	Initial Contract	OCT 2011	JAN 2012	APR 2012	JUL 2012	OCT 2012	JAN 2013	APR 2013	FINAL RECON	Revised Contract	TOTAL ADJ

Sonic	[REDACTED]									[REDACTED]	[REDACTED]
Cruze	[REDACTED]									[REDACTED]	[REDACTED]
Verano	[REDACTED]									[REDACTED]	[REDACTED]
Malibu	[REDACTED]									[REDACTED]	[REDACTED]
Impala	[REDACTED]									[REDACTED]	[REDACTED]
Regal	[REDACTED]									[REDACTED]	[REDACTED]
LaCrosse	[REDACTED]									[REDACTED]	[REDACTED]
Volt	[REDACTED]									[REDACTED]	[REDACTED]
CTS	[REDACTED]									[REDACTED]	[REDACTED]
SRX	[REDACTED]									[REDACTED]	[REDACTED]
Escalade	[REDACTED]									[REDACTED]	[REDACTED]
Tahoe	[REDACTED]									[REDACTED]	[REDACTED]
Yukon	[REDACTED]									[REDACTED]	[REDACTED]
Suburban	[REDACTED]									[REDACTED]	[REDACTED]
Yukon XL	[REDACTED]									[REDACTED]	[REDACTED]
Silverado	[REDACTED]									[REDACTED]	[REDACTED]
Sierra	[REDACTED]									[REDACTED]	[REDACTED]
Avalanche	[REDACTED]									[REDACTED]	[REDACTED]
Canyon	[REDACTED]									[REDACTED]	[REDACTED]
Colorado	[REDACTED]									[REDACTED]	[REDACTED]
Camaro	[REDACTED]									[REDACTED]	[REDACTED]
Camaro Convertible	[REDACTED]									[REDACTED]	[REDACTED]
Corvette	[REDACTED]									[REDACTED]	[REDACTED]
Traverse	[REDACTED]									[REDACTED]	[REDACTED]
Acadia	[REDACTED]									[REDACTED]	[REDACTED]
Enclave	[REDACTED]									[REDACTED]	[REDACTED]
Equinox	[REDACTED]									[REDACTED]	[REDACTED]
Terrain	[REDACTED]									[REDACTED]	[REDACTED]
Captiva	[REDACTED]									[REDACTED]	[REDACTED]
Express	[REDACTED]									[REDACTED]	[REDACTED]
Savanna	[REDACTED]									[REDACTED]	[REDACTED]

Risk Totals	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Attachment 3A

2012 Model Year Daily Rental Program

Production by Month

12MY Volume	Production Months
	May		Jun		Jul		Aug		Sep		Oct		Nov		Dec
Sonic	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Cruze	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Cruze	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Verano	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Regal	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Malibu	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Malibu	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Impala	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Camaro	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Camaro	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Camaro Convert	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
LaCrosse	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CTS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Equinox	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Terrrain	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Terrrain	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Traverse	[REDACTED	]	[REDACTED	]	[REDACTED	]	—		[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Traverse	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Acadia	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Enclave	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

SRX	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Escalade	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Suburban	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Tahoe	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Yukon XL	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Yukon	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Silverado	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Canyon/Colorado	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Corvette	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Volt	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Express	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Captiva	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Grand Total	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

12MY Volume	12MY 11CY Total		12MY 12CY Total		12MY Total		Program
							Long Term VN9		Short Term VN9 & YT2		Flat Rate VN9 & YT6		Risk VX7		Total
Sonic	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Cruze	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Cruze	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Verano	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Regal	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Malibu	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Malibu	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Impala	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Camaro	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Camaro	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Camaro Convert	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
LaCrosse	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
CTS	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Equinox	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Terrrain	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Terrrain	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Traverse	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Traverse	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Acadia	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Enclave	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

SRX	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Escalade	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Suburban	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Tahoe	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Yukon XL	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Yukon	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Silverado	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Canyon/Colorado	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Corvette	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Volt	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Express	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]
Captiva	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

Grand Total	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]	[REDACTED	]

1 of 2	Attachment 4

2012 MODEL YEAR GM RENTAL INCENTIVE

PAYMENT TERMS AND CALENDAR

1.	GM will pay the pro rata portion of the matrix money on the fourth Thursday of the month following vehicle delivery and receipt of an electronic media transmission to GM’s Remarketing Information System (RIMS) by the second Friday of the month. An electronic media transmission received after the second Friday of the month will be paid by the fourth Thursday of the following month. If the fourth Thursday is a banking holiday, funds will be received the next banking day. Application for this incentive must be made no later than December 31, 2012. A complete schedule of due dates and payment dates is detailed in Attachment 4, Page 2.

2.	The agreed to volume and mix requirements in Attachment 3 are subject to adjustments with General Motors prior approval. Should GM agree to an adjustment, changes will be reflected on a quarterly basis and a revision to Attachment 3 will be updated and signed by both parties. Actual approved volumes and contractual stated volumes can vary based on the timing of contractual updates. Any payments received prior to attaining the indicated volume will be returnable to GM at the close of the model year should the volume not be attained. Any pro rata monthly payment processed in error on volume not approved by GM can be charged back through open account the following month at GM discretion.

3.	It is understood that payments of the per unit amount due to the Rental Company are based upon achieving the agreed to volume and mix requirements in Attachment 3. In the event that agreed number of vehicles at the agreed mix is not fulfilled, all payments made by GM will be reimbursed to GM on demand. Such reimbursement shall be GM’s sole remedy for the Rental Company’s failure to purchase or lease the agreed number of vehicles. The Rental Company shall be jointly and severely liable for such reimbursement.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-667-1137

August 1, 2011

Page 2 of 2	Attachment 4

2012 MODEL YEAR GM RENTAL INCENTIVE

PAYMENT TERMS AND CALENDAR

ATTACHMENT 4 - MATRIX SUBMISSION AND PAYMENT DATES FOR THE 2012 MY

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-667-1137

August 1, 2011

1 of 1	Attachment 5

2012 MODEL YEAR GM RENTAL ADVERTISING & PROMOTION GUIDELINES

1.	In all mediums, the phrase “X Rental Company features GM vehicles” must be stated in copy size type, and not in disclaimer size type. In print this translates to no smaller than 10 pt. type, and for TV the copy should be larger than the network standard for legal disclaimers of 22 scan lines.

2.	Please note that the phrase must use the word “vehicles” and not “cars.”

3.	In TV, the phrase must be on the screen long enough for an average person to notice and read it. For reference purposes, the network standard for the length of time a legal disclaimer must be on the screen is three seconds for the first line and one second for the following lines. Obviously, we would want to be on longer than this if possible.

4.	A full shot of the vehicle must be displayed, particularly in TV ads. We prefer to have our vehicles identifiable by sight as well as in print.

5.	All vehicles must be identified by manufacturer and nameplate, i.e. Chevrolet Aveo, in print next to the vehicle, as well as in any accompanying copy.

6.	In TV spots, the same identification must be in print or given verbally.

7.	All vehicles used in rental car spots must be stock vehicles, with no alterations.

8.	Any person in a moving vehicle must be shown with their seatbelt on. This point is non-negotiable.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-667-1137

August 1, 2011

Page 1 of 1	Attachment 6

EQUIPMENT & SERVICE NOTIFICATION

Equipment & Service Notification

All new vehicles, except Cadillac, that include OnStar, and are ordered using a daily rental order-type, will be eligible for six months of OnStar Service commencing with the reported new vehicles delivery date. All Cadillac models will continue to be eligible for one year of service. For daily rental applications, an OnStar blue button press may be handled by a recorded message or a live advisor. Specific processes for managing services like remote door unlocks, stolen vehicle assistance and assuring rental privacy are either already in place with the rental company or will be established upon request. OnStar equipped vehicles may have stolen Vehicle Slowdown capability that enables OnStar to slow down a stolen vehicle remotely to assist authorities in its recovery. OnStar equipped vehicles may also have “Remote Ignition Block” capability that enables OnStar to inhibit the ability to start the vehicle.

The daily rental company agrees to include the following or other approved language in the rental contract to describe OnStar services that may be available:

“If my rental vehicle has active OnStar equipment, I authorize the provision of OnStar services, acknowledge the OnStar system limitations, and agree to the release of vehicle information as required by law. Further details are available at OnStar.com or by contacting OnStar.”

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-667-1137

August 1, 2011

1 of 1	Attachment 7

LONG TERM SUPPLY AGREEMENT

MODEL YEARS [REDACTED]

1.	GM shall extend the terms and conditions of GM’s 2012 Model Year Daily Rental Purchase Program (refer Attachments 1 and 1C) for model year [REDACTED]. GM is entitled to place “new” models (as defined by GM) on any of the four (4) 2012 MY purchase percentage tiers or create a new tier. Additionally, GM is entitled to shift vehicles only to higher percentage tiers, (e.g. shift from tier 1 to tier 2, thus lowering ABG’s vehicle depreciation cost).

2.	GM reserves the right to revise depreciation rates on any Daily Rental Purchase Program in the [REDACTED] model year.

3.	GM shall commit to ABG the availability of daily rental vehicles under any or all of the following purchase programs: VX7, VN9, and YT2 for model years [REDACTED]. GM and ABG agree that all volumes purchased under the VX7 program will be combined with VN9 and YT2 volumes toward the overall volume commitment, and for model year volume bonus payments.

4.	GM agrees that ABG may purchase or lease from GM dealers of its choice a minimum of [REDACTED] vehicles each year in the [REDACTED] Model Years.

5.	GM and ABG shall mutually agree to the following:.

a.	Vehicle mix and production timing for model years [REDACTED]

b.	Volume and mix of vehicles within purchase programs (VN9, YT2 and VX7)

6.	As long as GM can meet ABG’s Fleet Purchase requirements, ABG agrees that in all Avis brand advertising and promotional materials, which ABG undertakes for [REDACTED] model years, Avis will feature only General Motors products where any vehicle is featured or promoted as defined and outlined in Section 13 of the Agreement. ABG agrees to allow such space in Avis advertising and include such tag lines as is in accordance with the custom of the trade and industry. GM shall pay ABG with a base sum of $[REDACTED] in each of the model years [REDACTED] for the advertising and promotion. If ABG reduces purchase volume below [REDACTED] units in model years [REDACTED], the base sum will be paid on a per unit basis [REDACTED] for the lower volumes purchased. Final incentives will be negotiated for each model year. These sums are in addition to any incentives due under the terms and conditions of GM’s Model Year Daily Rental Fleet Programs, if any are available.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000 ~ 313-665-1137

Friday, July 29, 2011